Exhibit 99.1

Third Quarter Financial Supplement

Reflecting Changes In Segment Reporting Structure

September 30, 2011

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Dear Investor,

In conjunction with Genworth’s realignment announced in fourth quarter 2011, the third quarter financial supplement has been re-presented to reflect the following changes:

1)	Reflects new divisions:

a.	Insurance and Wealth Management Division

i.	U.S. Life Insurance segment

1.	Life Insurance

2.	Long-Term Care

3.	Fixed Annuities

ii.	International Protection segment

iii.	Wealth Management segment

b.	Mortgage Insurance Division

i.	International Mortgage Insurance segment

1.	Canada

2.	Australia

3.	Other Countries

ii.	U.S. Mortgage Insurance segment

c.	Corporate and Runoff Division

i.	Runoff segment (includes non-strategic products primarily consisting of variable annuity, institutional and Medicare supplement insurance products)

ii.	Corporate and Other

2)	Life Insurance In-Force (page 23): Whole life insurance has been combined with term life insurance reflecting products no longer being sold by the company.

3)	International Protection segment (page 28): Revised sales by region to reflect how the business is currently being managed.

4)	Medicare supplement insurance business which was previously reported in the long-term care insurance business is now reported in the Runoff segment (page 63).

5)	The home equity access business which was previously reported in the long-term care business is now reported in Corporate and Other (page 66).

The revisions to the financial supplement relate solely to the presentation of segment specific disclosures and do not reflect any subsequent accounting changes or fourth quarter results.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Georgette Nicholas

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders. The company defines net operating income (loss) available to Genworth Financial, Inc.’s common stockholders as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders if, in the company’s opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and measures that are derived from or incorporate net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, including net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders may differ from the definitions used by other companies. There were no infrequent or unusual non-operating items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders during the periods presented other than a $106 million tax benefit related to separation from the company’s former parent recorded in the first quarter of 2010. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three and nine months ended September 30, 2011 and 2010. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 75 through 78 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal and term universal life insurance, linked-benefits, spread-based and variable products; (3) gross flows and net flows, which represent gross flows less redemptions, for the wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for the lifestyle protection insurance business; and (5) new insurance written for mortgage insurance. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the company’s financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada, Australia and New Zealand. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers assets under management for the wealth management business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$12,406	$12,370	$12,457	$12,369	$12,518
Total accumulated other comprehensive income	3,872	2,062	1,620	1,492	2,484

Total Genworth Financial, Inc.’s stockholders’ equity	$16,278	$14,432	$14,077	$13,861	$15,002

Book value per common share	$33.16	$29.41	$28.70	$28.31	$30.64
Book value per common share, excluding accumulated other comprehensive income	$25.27	$25.21	$25.40	$25.26	$25.57
Common shares outstanding as of the balance sheet date	490.9	490.7	490.5	489.7	489.6

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
GAAP Basis ROE	-1.2%	-0.7%	0.4%	1.1%	2.7%
Operating ROE(1)	-0.1%	-0.7%	0.9%	1.0%	2.8%

	Three months ended
Quarterly Average ROE	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
GAAP Basis ROE	0.9%	-3.1%	2.6%	-5.2%	2.6%
Operating ROE(1)	3.4%	-2.4%	3.2%	-4.3%	0.9%

Basic and Diluted Shares	Three months ended September 30, 2011	Nine months ended September 30, 2011
Weighted-average shares used in basic earnings per common share calculations	490.8	490.5
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	1.7	3.2

Weighted-average shares used in diluted earnings per common share calculations	492.5	493.7

(1)	See page 75 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Third Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Income

(amounts in millions)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
REVENUES:
Premiums	$1,461	$1,447	$4,353	$4,387
Net investment income	842	815	2,553	2,403
Net investment gains (losses)	(157)	105	(225)	(104)
Insurance and investment product fees and other	375	300	1,063	812

Total revenues	2,521	2,667	7,744	7,498

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,457	1,502	4,538	4,157
Interest credited	194	212	599	636
Acquisition and operating expenses, net of deferrals	510	472	1,524	1,446
Amortization of deferred acquisition costs and intangibles	190	227	572	590
Interest expense	124	114	385	338

Total benefits and expenses	2,475	2,527	7,618	7,167

INCOME BEFORE INCOME TAXES	46	140	126	331
Provision (benefit) for income taxes	(19)	18	5	(80)
Effective tax rate	-41.3%	12.9%	4.0%	-24.2%

NET INCOME	65	122	121	411
Less: net income attributable to noncontrolling interests	36	39	106	108

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$29	$83	$15	$303

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010
Insurance and Wealth Management Division
U.S. Life Insurance segment:
Life Insurance	$72	$33	$196	$102
Long-Term Care	23	38	94	126
Fixed Annuities	20	16	58	58

Total U.S. Life Insurance segment	115	87	348	286
International Protection segment	25	28	75	52
Wealth Management segment	12	8	35	29

Total Insurance and Wealth Management Division	152	123	458	367

Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	39	44	121	130
Australia	41	48	147	150
Other Countries	(7)	1	(14)	(15)

Total International Mortgage Insurance segment	73	93	254	265
U.S. Mortgage Insurance segment	(79)	(152)	(413)	(228)

Total Mortgage Insurance Division	(6)	(59)	(159)	37

Corporate and Runoff Division
Runoff segment	(11)	9	5	(4)
Corporate and Other	(31)	(44)	(176)	(139)

Total Corporate and Runoff Division	(42)	(35)	(171)	(143)

NET OPERATING INCOME	104	29	128	261

ADJUSTMENTS TO NET OPERATING INCOME:
Net investment gains (losses), net of taxes and other adjustments(1)	(75)	54	(113)	(64)
Net tax benefit related to separation from the company’s former parent	—	—	—	106

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	29	83	15	303
Add: net income attributable to noncontrolling interests	36	39	106	108

NET INCOME	$65	$122	$121	$411

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.06	$0.17	$0.03	$0.62
Diluted	$0.06	$0.17	$0.03	$0.61
Net operating income per common share
Basic	$0.21	$0.06	$0.26	$0.53
Diluted	$0.21	$0.06	$0.26	$0.53
Weighted-average shares outstanding
Basic	490.8	489.5	490.5	489.1
Diluted	492.5	493.9	493.7	493.9

(1)	See page 73 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,461	$1,455	$1,437	$4,353	$1,467	$1,447	$1,470	$1,470	$5,854
Net investment income	842	881	830	2,553	863	815	823	765	3,266
Net investment gains (losses)	(157)	(40)	(28)	(225)	(39)	105	(139)	(70)	(143)
Insurance and investment product fees and other	375	359	329	1,063	300	300	256	256	1,112

Total revenues	2,521	2,655	2,568	7,744	2,591	2,667	2,410	2,421	10,089

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,457	1,672	1,409	4,538	1,837	1,502	1,340	1,315	5,994
Interest credited	194	204	201	599	205	212	211	213	841
Acquisition and operating expenses, net of deferrals	510	514	500	1,524	519	472	499	475	1,965
Amortization of deferred acquisition costs and intangibles	190	197	185	572	166	227	179	184	756
Interest expense	124	134	127	385	119	114	109	115	457

Total benefits and expenses	2,475	2,721	2,422	7,618	2,846	2,527	2,338	2,302	10,013

INCOME (LOSS) BEFORE INCOME TAXES	46	(66)	146	126	(255)	140	72	119	76
Provision (benefit) for income taxes	(19)	(6)	30	5	(129)	18	(5)	(93)	(209)

NET INCOME (LOSS)	65	(60)	116	121	(126)	122	77	212	285
Less: net income attributable to noncontrolling interests	36	36	34	106	35	39	35	34	143

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$29	$(96)	$82	$15	$(161)	$83	$42	$178	$142

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.06	$(0.20)	$0.17	$0.03	$(0.33)	$0.17	$0.09	$0.36	$0.29
Diluted	$0.06	$(0.20)	$0.17	$0.03	$(0.33)	$0.17	$0.08	$0.36	$0.29
Weighted-average shares outstanding
Basic	490.8	490.6	490.1	490.5	489.6	489.5	489.1	488.8	489.3
Diluted	492.5	490.6	494.4	493.7	489.6	493.9	494.2	493.5	493.9

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Insurance and Wealth Management Division
U.S. Life Insurance segment:
Life Insurance	$72	$72	$52	$196	$42	$33	$32	$37	$144
Long-Term Care	23	27	44	94	37	38	46	42	163
Fixed Annuities	20	24	14	58	21	16	25	17	79

Total U.S. Life Insurance segment	115	123	110	348	100	87	103	96	386
International Protection segment	25	25	25	75	19	28	12	12	71
Wealth Management segment	12	13	10	35	11	8	10	11	40

Total Insurance and Wealth Management Division	152	161	145	458	130	123	125	119	497

Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	39	31	51	121	46	44	45	41	176
Australia	41	54	52	147	55	48	59	43	205
Other Countries	(7)	(3)	(4)	(14)	(3)	1	(11)	(5)	(18)

Total International Mortgage Insurance segment	73	82	99	254	98	93	93	79	363
U.S. Mortgage Insurance segment	(79)	(253)	(81)	(413)	(352)	(152)	(40)	(36)	(580)

Total Mortgage Insurance Division	(6)	(171)	18	(159)	(254)	(59)	53	43	(217)

Corporate and Runoff Division
Runoff segment	(11)	12	4	5	34	9	(7)	(6)	30
Corporate and Other	(31)	(76)	(69)	(176)	(45)	(44)	(53)	(42)	(184)

Total Corporate and Runoff Division	(42)	(64)	(65)	(171)	(11)	(35)	(60)	(48)	(154)

NET OPERATING INCOME (LOSS)	104	(74)	98	128	(135)	29	118	114	126

ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net of taxes and other adjustments	(75)	(22)	(16)	(113)	(26)	54	(76)	(42)	(90)
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	106	106

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	29	(96)	82	15	(161)	83	42	178	142
Add: net income attributable to noncontrolling interests	36	36	34	106	35	39	35	34	143

NET INCOME (LOSS)	$65	$(60)	$116	$121	$(126)	$122	$77	$212	$285

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.06	$(0.20)	$0.17	$0.03	$(0.33)	$0.17	$0.09	$0.36	$0.29
Diluted	$0.06	$(0.20)	$0.17	$0.03	$(0.33)	$0.17	$0.08	$0.36	$0.29
Net operating income (loss) per common share
Basic	$0.21	$(0.15)	$0.20	$0.26	$(0.28)	$0.06	$0.24	$0.23	$0.26
Diluted	$0.21	$(0.15)	$0.20	$0.26	$(0.28)	$0.06	$0.24	$0.23	$0.25
Weighted-average shares outstanding
Basic	490.8	490.6	490.1	490.5	489.6	489.5	489.1	488.8	489.3
Diluted	492.5	490.6	494.4	493.7	489.6	493.9	494.2	493.5	493.9

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$57,816	$56,221	$54,998	$55,183	$56,356
Equity securities available-for-sale, at fair value	354	374	355	332	223
Commercial mortgage loans	6,271	6,432	6,600	6,718	6,929
Restricted commercial mortgage loans related to securitization entities	430	457	485	507	522
Policy loans	1,556	1,542	1,480	1,471	1,480
Other invested assets	5,626	3,301	3,752	3,854	5,320
Restricted other invested assets related to securitization entities	377	379	376	372	378

Total investments	72,430	68,706	68,046	68,437	71,208
Cash and cash equivalents	3,648	2,831	3,742	3,132	3,598
Accrued investment income	725	693	794	733	760
Deferred acquisition costs	7,359	7,362	7,334	7,256	7,055
Intangible assets	626	692	713	741	647
Goodwill	1,326	1,333	1,331	1,329	1,321
Reinsurance recoverable	16,976	16,999	17,102	17,191	17,223
Other assets	1,002	988	883	810	958
Deferred tax asset	—	1,291	1,188	1,100	867
Separate account assets	9,794	11,452	11,807	11,666	11,063

Total assets	$113,886	$112,347	$112,940	$112,395	$114,700

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$31,745	$31,177	$30,872	$30,717	$30,758
Policyholder account balances	26,480	26,115	26,399	26,978	27,714
Liability for policy and contract claims	7,379	7,327	6,959	6,933	6,448
Unearned premiums	4,210	4,563	4,529	4,541	4,492
Other liabilities	6,755	5,637	6,189	6,085	6,949
Borrowings related to securitization entities	414	452	489	494	502
Non-recourse funding obligations	3,280	3,374	3,431	3,437	3,437
Short-term borrowings	—	—	—	—	730
Long-term borrowings	4,708	4,755	5,347	4,952	4,373
Deferred tax liability	1,753	1,937	1,689	1,621	2,163
Separate account liabilities	9,794	11,452	11,807	11,666	11,063

Total liabilities	96,518	96,789	97,711	97,424	98,629

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,117	12,110	12,101	12,095	12,084

Accumulated other comprehensive income:
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	1,579	352	77	21	730
Net unrealized gains (losses) on other-than-temporarily impaired securities	(126)	(116)	(114)	(121)	(143)

Net unrealized investment gains (losses)	1,453	236	(37)	(100)	587

Derivatives qualifying as hedges	1,960	943	864	924	1,354
Foreign currency translation and other adjustments	459	883	793	668	543

Total accumulated other comprehensive income	3,872	2,062	1,620	1,492	2,484
Retained earnings	2,988	2,959	3,055	2,973	3,133
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,278	14,432	14,077	13,861	15,002
Noncontrolling interests	1,090	1,126	1,152	1,110	1,069

Total stockholders’ equity	17,368	15,558	15,229	14,971	16,071

Total liabilities and stockholders’ equity	$113,886	$112,347	$112,940	$112,395	$114,700

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2011
	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$53,524	$2,018	$40	$8,985	$2,775	$4,855	$4,606	$76,803
Deferred acquisition costs and intangible assets	7,376	420	406	342	55	640	72	9,311
Reinsurance recoverable	15,713	33	—	5	260	965	—	16,976
Deferred tax and other assets	362	183	98	107	70	109	73	1,002
Separate account assets	—	—	—	—	—	9,794	—	9,794

Total assets	$76,975	$2,654	$544	$9,439	$3,160	$16,363	$4,751	$113,886

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$31,690	$—	$—	$—	$—	$55	$—	$31,745
Policyholder account balances	20,862	17	—	—	—	5,601	—	26,480
Liability for policy and contract claims	4,189	150	—	499	2,486	55	—	7,379
Unearned premiums	571	639	—	2,863	111	26	—	4,210
Non-recourse funding obligations	3,380	—	—	—	—	—	(100)	3,280
Deferred tax and other liabilities	5,146	508	46	690	(650)	(33)	2,801	8,508
Borrowings and capital securities	—	—	—	543	—	7	4,572	5,122
Separate account liabilities	—	—	—	—	—	9,794	—	9,794

Total liabilities	65,838	1,314	46	4,595	1,947	15,505	7,273	96,518

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,624	1,300	498	3,140	1,193	1,014	(2,363)	12,406
Allocated accumulated other comprehensive income (loss)	3,513	40	—	614	20	(156)	(159)	3,872

Total Genworth Financial, Inc.’s stockholders’ equity	11,137	1,340	498	3,754	1,213	858	(2,522)	16,278
Noncontrolling interests	—	—	—	1,090	—	—	—	1,090

Total stockholders’ equity	11,137	1,340	498	4,844	1,213	858	(2,522)	17,368

Total liabilities and stockholders’ equity	$76,975	$2,654	$544	$9,439	$3,160	$16,363	$4,751	$113,886

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2011
	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$49,352	$2,109	$36	$9,494	$2,822	$4,719	$3,698	$72,230
Deferred acquisition costs and intangible assets	7,387	459	405	346	53	664	73	9,387
Reinsurance recoverable	15,704	67	—	—	276	952	—	16,999
Deferred tax and other assets	314	218	94	141	897	75	540	2,279
Separate account assets	—	—	—	—	—	11,452	—	11,452

Total assets	$72,757	$2,853	$535	$9,981	$4,048	$17,862	$4,311	$112,347

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$31,122	$—	$—	$—	$—	$55	$—	$31,177
Policyholder account balances	20,680	18	—	—	—	5,417	—	26,115
Liability for policy and contract claims	4,057	171	—	539	2,506	54	—	7,327
Unearned premiums	562	744	—	3,123	107	27	—	4,563
Non-recourse funding obligations	3,474	—	—	—	—	—	(100)	3,374
Deferred tax and other liabilities	3,668	521	32	673	199	(27)	2,508	7,574
Borrowings and capital securities	—	—	—	591	—	9	4,607	5,207
Separate account liabilities	—	—	—	—	—	11,452	—	11,452

Total liabilities	63,563	1,454	32	4,926	2,812	16,987	7,015	96,789

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,821	1,293	503	3,042	1,262	1,016	(2,567)	12,370
Allocated accumulated other comprehensive income (loss)	1,373	106	—	887	(26)	(141)	(137)	2,062

Total Genworth Financial, Inc.’s stockholders’ equity	9,194	1,399	503	3,929	1,236	875	(2,704)	14,432
Noncontrolling interests	—	—	—	1,126	—	—	—	1,126

Total stockholders’ equity	9,194	1,399	503	5,055	1,236	875	(2,704)	15,558

Total liabilities and stockholders’ equity	$72,757	$2,853	$535	$9,981	$4,048	$17,862	$4,311	$112,347

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
Unamortized balance as of June 30, 2011	$6,381	$344	$—	$278	$41	$569	$—	$7,613
Costs deferred	166	24	—	29	6	12	—	237
Amortization, net of interest accretion(1)	(54)	(34)	—	(24)	(4)	(32)	—	(148)
Impact of foreign currency translation	—	(24)	—	(24)	—	—	—	(48)

Unamortized balance as of September 30, 2011	6,493	310	—	259	43	549	—	7,654
Effect of accumulated net unrealized investment (gains) losses	(290)	—	—	—	—	(5)	—	(295)

Balance as of September 30, 2011	$6,203	$310	$—	$259	$43	$544	$—	$7,359

(1)	Amortization, net of interest accretion, includes $(39) million of amortization related to net investment gains (losses) for the policyholder account balances.

Insurance and Wealth Management Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$959	$961	$948	$2,868	$973	$981	$987	$1,002	$3,943
Net investment income	675	701	669	2,045	681	655	657	634	2,627
Net investment gains (losses)	(21)	(32)	(19)	(72)	(46)	(11)	(47)	(50)	(154)
Insurance and investment product fees and other	307	290	261	858	223	218	202	191	834

Total revenues	1,920	1,920	1,859	5,699	1,831	1,843	1,799	1,777	7,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,001	970	943	2,914	995	963	946	940	3,844
Interest credited	160	170	166	496	168	172	173	172	685
Acquisition and operating expenses, net of deferrals	375	382	371	1,128	363	348	363	348	1,422
Amortization of deferred acquisition costs and intangibles	121	141	133	395	120	157	121	148	546
Interest expense	33	41	39	113	37	34	38	45	154

Total benefits and expenses	1,690	1,704	1,652	5,046	1,683	1,674	1,641	1,653	6,651

INCOME BEFORE INCOME TAXES	230	216	207	653	148	169	158	124	599
Provision for income taxes	76	74	72	222	49	54	54	36	193

NET INCOME	154	142	135	431	99	115	104	88	406

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(2)	19	10	27	31	8	21	31	91

NET OPERATING INCOME	$152	$161	$145	$458	$130	$123	$125	$119	$497

Effective tax rate (operating income)(1)	33.4%	34.1%	34.7%	34.1%	34.0%	32.3%	34.2%	30.7%	32.9%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended September 30, 2011	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$215	$513	$22	$750	$209	$—	$959
Net investment income	132	244	261	637	38	—	675
Net investment gains (losses)	(4)	27	(42)	(19)	(2)	—	(21)
Insurance and investment product fees and other	189	1	2	192	—	115	307

Total revenues	532	785	243	1,560	245	115	1,920

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	258	605	101	964	37	—	1,001
Interest credited	59	—	101	160	—	—	160
Acquisition and operating expenses, net of deferrals	43	86	14	143	137	95	375
Amortization of deferred acquisition costs and intangibles	38	29	17	84	36	1	121
Interest expense	26	1	—	27	6	—	33

Total benefits and expenses	424	721	233	1,378	216	96	1,690

INCOME BEFORE INCOME TAXES	108	64	10	182	29	19	230
Provision for income taxes	38	23	2	63	6	7	76

NET INCOME	70	41	8	119	23	12	154

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	2	(18)	12	(4)	2	—	(2)

NET OPERATING INCOME	$72	$23	$20	$115	$25	$12	$152

Effective tax rate (operating income)	35.0%	35.6%	31.4%	34.5%	23.8%	38.9%	33.4%

	U.S. Life Insurance Segment
Three months ended September 30, 2010	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$226	$495	$42	$763	$218	$—	$981
Net investment income	122	230	271	623	32	—	655
Net investment gains (losses)	(13)	(5)	5	(13)	2	—	(11)
Insurance and investment product fees and other	120	1	2	123	6	89	218

Total revenues	455	721	320	1,496	258	89	1,843

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	239	548	139	926	37	—	963
Interest credited	62	1	109	172	—	—	172
Acquisition and operating expenses, net of deferrals	39	81	16	136	139	73	348
Amortization of deferred acquisition costs and intangibles	52	37	28	117	39	1	157
Interest expense	26	1	—	27	7	—	34

Total benefits and expenses	418	668	292	1,378	222	74	1,674

INCOME BEFORE INCOME TAXES	37	53	28	118	36	15	169
Provision for income taxes	13	19	9	41	6	7	54

NET INCOME	24	34	19	77	30	8	115

ADJUSTMENT TO NET INCOME:
Net investment losses, net of taxes and other adjustments	9	4	(3)	10	(2)	—	8

NET OPERATING INCOME	$33	$38	$16	$87	$28	$8	$123

Effective tax rate (operating income)	34.9%	35.4%	33.4%	34.8%	14.2%	47.1%	32.3%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	U.S. Life Insurance Segment
Nine months ended September 30, 2011	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$659	$1,500	$62	$2,221	$647	$—	$2,868
Net investment income	403	713	790	1,906	139	—	2,045
Net investment gains (losses)	(19)	11	(65)	(73)	1	—	(72)
Insurance and investment product fees and other	502	3	5	510	9	339	858

Total revenues	1,545	2,227	792	4,564	796	339	5,699

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	763	1,731	316	2,810	104	—	2,914
Interest credited	191	—	305	496	—	—	496
Acquisition and operating expenses, net of deferrals	113	252	48	413	436	279	1,128
Amortization of deferred acquisition costs and intangibles	117	85	68	270	122	3	395
Interest expense	77	1	—	78	35	—	113

Total benefits and expenses	1,261	2,069	737	4,067	697	282	5,046

INCOME BEFORE INCOME TAXES	284	158	55	497	99	57	653
Provision for income taxes	100	57	19	176	24	22	222

NET INCOME	184	101	36	321	75	35	431

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	12	(7)	22	27	—	—	27

NET OPERATING INCOME	$196	$94	$58	$348	$75	$35	$458

Effective tax rate (operating income)	35.3%	36.0%	34.3%	35.3%	24.5%	39.1%	34.1%

	U.S. Life Insurance Segment
Nine months ended September 30, 2010	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$687	$1,453	$110	$2,250	$720	$—	$2,970
Net investment income	347	662	820	1,829	117	—	1,946
Net investment gains (losses)	(46)	2	(70)	(114)	6	—	(108)
Insurance and investment product fees and other	333	3	6	342	10	259	611

Total revenues	1,321	2,120	866	4,307	853	259	5,419

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	707	1,587	393	2,687	162	—	2,849
Interest credited	183	3	331	517	—	—	517
Acquisition and operating expenses, net of deferrals	115	234	49	398	450	211	1,059
Amortization of deferred acquisition costs and intangibles	140	97	54	291	132	3	426
Interest expense	76	1	—	77	40	—	117

Total benefits and expenses	1,221	1,922	827	3,970	784	214	4,968

INCOME BEFORE INCOME TAXES	100	198	39	337	69	45	451
Provision for income taxes	30	71	14	115	13	16	144

NET INCOME	70	127	25	222	56	29	307

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	32	(1)	33	64	(4)	—	60

NET OPERATING INCOME	$102	$126	$58	$286	$52	$29	$367

Effective tax rate (operating income)	31.7%	35.7%	35.4%	34.3%	17.1%	35.8%	32.4%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income—U.S. Life Insurance Segment

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$750	$738	$733	$2,221	$754	$763	$743	$744	$3,004
Net investment income	637	648	621	1,906	644	623	619	587	2,473
Net investment gains (losses)	(19)	(33)	(21)	(73)	(45)	(13)	(49)	(52)	(159)
Insurance and investment product fees and other	192	172	146	510	126	123	113	106	468

Total revenues	1,560	1,525	1,479	4,564	1,479	1,496	1,426	1,385	5,786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	964	935	911	2,810	961	926	889	872	3,648
Interest credited	160	170	166	496	168	172	173	172	685
Acquisition and operating expenses, net of deferrals	143	139	131	413	144	136	134	128	542
Amortization of deferred acquisition costs and intangibles	84	94	92	270	74	117	77	97	365
Interest expense	27	25	26	78	26	27	28	22	103

Total benefits and expenses	1,378	1,363	1,326	4,067	1,373	1,378	1,301	1,291	5,343

INCOME BEFORE INCOME TAXES	182	162	153	497	106	118	125	94	443
Provision for income taxes	63	58	55	176	36	41	44	30	151

NET INCOME	119	104	98	321	70	77	81	64	292

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(4)	19	12	27	30	10	22	32	94

NET OPERATING INCOME	$115	$123	$110	$348	$100	$87	$103	$96	$386

Effective tax rate (operating income)	34.5%	35.8%	35.6%	35.3%	34.8%	34.8%	35.0%	32.9%	34.4%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income and Sales— U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$215	$222	$222	$659	$217	$226	$232	$229	$904
Net investment income	132	141	130	403	131	122	119	106	478
Net investment gains (losses)	(4)	(15)	—	(19)	(15)	(13)	(7)	(26)	(61)
Insurance and investment product fees and other	189	170	143	502	124	120	109	104	457

Total revenues	532	518	495	1,545	457	455	453	413	1,778

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	258	247	258	763	246	239	240	228	953
Interest credited	59	69	63	191	60	62	61	60	243
Acquisition and operating expenses, net of deferrals	43	41	29	113	40	39	39	37	155
Amortization of deferred acquisition costs and intangibles	38	41	38	117	38	52	43	45	178
Interest expense	26	25	26	77	26	26	28	22	102

Total benefits and expenses	424	423	414	1,261	410	418	411	392	1,631

INCOME BEFORE INCOME TAXES	108	95	81	284	47	37	42	21	147
Provision for income taxes	38	33	29	100	15	13	14	3	45

NET INCOME	70	62	52	184	32	24	28	18	102

ADJUSTMENT TO NET INCOME:
Net investment losses, net of taxes and other adjustments	2	10	—	12	10	9	4	19	42

NET OPERATING INCOME	$72	$72	$52	$196	$42	$33	$32	$37	$144

Effective tax rate (operating income)	35.0%	35.4%	35.5%	35.3%	32.2%	34.9%	34.6%	25.4%	31.8%

SALES:
Sales by Product:
Term Life	$1	$—	$—	$1	$—	$1	$4	$14	$19
Term Universal Life	34	36	31	101	31	31	24	10	96
Universal Life:
Annualized First-Year Deposits	10	9	11	30	10	10	9	8	37
Linked-Benefits(1)	20	25	23	68	14	14	11	11	50
Excess Deposits	40	35	36	111	33	26	27	20	106

Sales by Distribution Channel:
Financial Intermediaries	$12	$14	$14	$40	$8	$9	$7	$6	$30
Independent Producers	92	88	85	265	79	72	67	56	274
Dedicated Sales Specialist	1	3	2	6	1	1	1	1	4

Total Sales(1)	$105	$105	$101	$311	$88	$82	$75	$63	$308

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for universal life insurance in the life insurance business. The linked-benefits product for universal life insurance was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)	The sales for the linked-benefits product were previously reported in the long-term care insurance business in 2010 but have been reflected in this business for comparability purposes.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Life Insurance In-Force

(amounts in millions)

	2011			2010
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance(1)
Life insurance in-force, net of reinsurance	$444,861	$449,806	$454,704	$459,763	$468,070	$471,004	$475,667
Life insurance in-force before reinsurance	$575,689	$583,007	$590,569	$598,333	$606,808	$615,618	$623,547

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$87,238	$73,569	$58,371	$45,256	$31,761	$17,754	$5,453
Life insurance in-force before reinsurance	$87,896	$74,107	$58,811	$45,562	$31,935	$17,820	$5,456

Universal Life Insurance(1)
Life insurance in-force, net of reinsurance	$42,015	$41,737	$41,543	$41,183	$41,002	$40,837	$40,741
Life insurance in-force before reinsurance	$48,199	$47,990	$47,831	$47,528	$47,430	$47,283	$47,216

Total Life Insurance
Life insurance in-force, net of reinsurance	$574,114	$565,112	$554,618	$546,202	$540,833	$529,595	$521,861
Life insurance in-force before reinsurance	$711,784	$705,104	$697,211	$691,423	$686,173	$680,721	$676,219

(1)

The prior period amounts have been re-presented to report in-force amounts for whole life insurance with term life insurance as these products are no longer being sold. In-force amounts for whole life insurance were previously reported with universal life insurance.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$513	$496	$491	$1,500	$492	$495	$479	$479	$1,945
Net investment income	244	240	229	713	240	230	223	209	902
Net investment gains (losses)	27	(8)	(8)	11	(19)	(5)	5	2	(17)
Insurance and investment product fees and other	1	1	1	3	1	1	2	—	4

Total revenues	785	729	713	2,227	714	721	709	690	2,834

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	605	583	543	1,731	582	548	522	517	2,169
Interest credited	—	—	—	—	1	1	1	1	4
Acquisition and operating expenses, net of deferrals	86	83	83	252	86	81	79	74	320
Amortization of deferred acquisition costs and intangibles	29	28	28	85	7	37	29	31	104
Interest expense	1	—	—	1	—	1	—	—	1

Total benefits and expenses	721	694	654	2,069	676	668	631	623	2,598

INCOME BEFORE INCOME TAXES	64	35	59	158	38	53	78	67	236
Provision for income taxes	23	13	21	57	13	19	28	24	84

NET INCOME	41	22	38	101	25	34	50	43	152

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(18)	5	6	(7)	12	4	(4)	(1)	11

NET OPERATING INCOME	$23	$27	$44	$94	$37	$38	$46	$42	$163

Effective tax rate (operating income)	35.6%	36.7%	35.9%	36.0%	35.9%	35.4%	35.5%	36.1%	35.7%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$6	$5	$5	$16	$4	$5	$3	$4	$16
Independent Producers	34	31	29	94	23	21	18	16	78
Dedicated Sales Specialist	14	14	12	40	12	12	13	11	48

Total Individual Long-Term Care	54	50	46	150	39	38	34	31	142
Group Long-Term Care	—	2	2	4	3	3	3	8	17

Total Sales(1)	$54	$52	$48	$154	$42	$41	$37	$39	$159

RATIOS:
Loss Ratio(2)	71.4%	70.4%	64.5%	68.8%	72.8%	66.6%	64.6%	64.6%	67.2%
Gross Benefits Ratio(3)	118.0%	117.3%	110.6%	115.4%	118.3%	110.8%	108.9%	107.8%	111.5%

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for universal life insurance and fixed annuities in the life insurance and fixed annuities businesses, respectively. The linked-benefits product was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)

The sales associated with linked-benefits products related to universal life insurance and single premium deferred annuities that were previously reported in the long-term care insurance business are being reflected in the life insurance and fixed annuities businesses, respectively, for comparability purposes.

(2)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(3)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$22	$20	$20	$62	$45	$42	$32	$36	$155
Net investment income	261	267	262	790	273	271	277	272	1,093
Net investment gains (losses)	(42)	(10)	(13)	(65)	(11)	5	(47)	(28)	(81)
Insurance and investment product fees and other	2	1	2	5	1	2	2	2	7

Total revenues	243	278	271	792	308	320	264	282	1,174

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	101	105	110	316	133	139	127	127	526
Interest credited	101	101	103	305	107	109	111	111	438
Acquisition and operating expenses, net of deferrals	14	15	19	48	18	16	16	17	67
Amortization of deferred acquisition costs and intangibles	17	25	26	68	29	28	5	21	83
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	233	246	258	737	287	292	259	276	1,114

INCOME BEFORE INCOME TAXES	10	32	13	55	21	28	5	6	60
Provision for income taxes	2	12	5	19	8	9	2	3	22

NET INCOME	8	20	8	36	13	19	3	3	38

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	12	4	6	22	8	(3)	22	14	41

NET OPERATING INCOME	$20	$24	$14	$58	$21	$16	$25	$17	$79

Effective tax rate (operating income)	31.4%	35.8%	35.6%	34.3%	37.8%	33.4%	34.6%	38.3%	36.0%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$49	$52	$57	$158	$79	$82	$72	$68	$301
Single Premium Deferred Annuities(1)	446	272	109	827	110	136	91	39	376

Total Sales	$495	$324	$166	$985	$189	$218	$163	$107	$677

Sales by Distribution Channel:
Financial Intermediaries	$411	$243	$108	$762	$114	$103	$78	$60	$355
Independent Producers	82	79	55	216	70	108	79	44	301
Dedicated Sales Specialists	2	2	3	7	5	7	6	3	21

Total Sales(1)	$495	$324	$166	$985	$189	$218	$163	$107	$677

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for single premium deferred annuities in the fixed annuities business. The linked-benefits product for single premium deferred annuities was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)	The sales for the linked-benefits product were previously reported in the long-term care insurance business in 2010 but have been reflected in this business for comparability purposes.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$10,582	$10,660	$10,819	$10,819	$10,972	$11,117	$11,234	$11,409	$11,409
Deposits	450	275	120	845	108	136	92	41	377
Surrenders, benefits and product charges	(345)	(441)	(368)	(1,154)	(353)	(376)	(304)	(312)	(1,345)

Net flows	105	(166)	(248)	(309)	(245)	(240)	(212)	(271)	(968)
Interest credited	88	88	89	265	92	95	95	96	378

Account value, end of the period	10,775	10,582	10,660	10,775	10,819	10,972	11,117	11,234	10,819

Single Premium Immediate Annuities
Account value, beginning of the period	6,384	6,411	6,528	6,528	6,783	6,529	6,593	6,675	6,675
Premiums and deposits	77	85	85	247	102	116	100	95	413
Surrenders, benefits and product charges	(245)	(253)	(256)	(754)	(261)	(251)	(251)	(265)	(1,028)

Net flows	(168)	(168)	(171)	(507)	(159)	(135)	(151)	(170)	(615)
Interest credited	80	82	83	245	84	85	87	88	344
Effect of accumulated net unrealized investment gains (losses)	186	59	(29)	216	(180)	304	—	—	124

Account value, end of the period	6,482	6,384	6,411	6,482	6,528	6,783	6,529	6,593	6,528

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,113	1,113	1,113	1,113	1,114	1,115	1,115	1,115	1,115
Surrenders, benefits and product charges	(18)	(14)	(15)	(47)	(16)	(16)	(15)	(14)	(61)

Net flows	(18)	(14)	(15)	(47)	(16)	(16)	(15)	(14)	(61)
Interest credited	14	14	15	43	15	15	15	14	59

Account value, net of reinsurance, end of the period	1,109	1,113	1,113	1,109	1,113	1,114	1,115	1,115	1,113

Total Fixed Annuities	$18,366	$18,079	$18,184	$18,366	$18,460	$18,869	$18,761	$18,942	$18,460

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$209	$223	$215	$647	$219	$218	$244	$258	$939
Net investment income	38	53	48	139	37	32	38	47	154
Net investment gains (losses)	(2)	1	2	1	(1)	2	2	2	5
Insurance and investment product fees and other	—	4	5	9	4	6	—	4	14

Total revenues	245	281	270	796	259	258	284	311	1,112

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	37	35	32	104	34	37	57	68	196
Acquisition and operating expenses, net of deferrals	137	151	148	436	143	139	157	154	593
Amortization of deferred acquisition costs and intangibles	36	46	40	122	45	39	43	50	177
Interest expense	6	16	13	35	11	7	10	23	51

Total benefits and expenses	216	248	233	697	233	222	267	295	1,017

INCOME BEFORE INCOME TAXES	29	33	37	99	26	36	17	16	95
Provision for income taxes	6	8	10	24	8	6	4	3	21

NET INCOME	23	25	27	75	18	30	13	13	74

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	2	—	(2)	—	1	(2)	(1)	(1)	(3)

NET OPERATING INCOME(1)	$25	$25	$25	$75	$19	$28	$12	$12	$71

Effective tax rate (operating income)	23.8%	23.3%	26.3%	24.5%	31.4%	14.2%	24.4%	15.4%	21.5%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$252	$270	$240	$762	$230	$232	$220	$263	$945
Premium equivalents for administrative services only business	5	6	6	17	6	5	4	4	19
Reinsurance premiums assumed accounted for under the deposit method	181	193	177	551	191	201	200	170	762

Total Sales(2)	$438	$469	$423	$1,330	$427	$438	$424	$437	$1,726

SALES BY REGION:
Lifestyle Protection Insurance
Northern Europe	$166	$169	$156	$491	$153	$157	$149	$177	$636
Southern Europe	161	188	170	519	173	176	169	168	686
Latin America	7	2	—	9	—	—	—	—	—
Asia	—	—	—	—	—	—	—	—	—
Structured Deals(3)	97	103	89	289	87	85	93	78	343
Other	7	7	8	22	14	20	13	14	61

Total Sales	$438	$469	$423	$1,330	$427	$438	$424	$437	$1,726

Loss Ratio	17%	16%	15%	16%	16%	17%	23%	26%	21%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $22 million and $70 million for the three and nine months ended September 30, 2011, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $391 million and $1,256 million for the three and nine months ended September 30, 2011, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

Wealth Management Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income, Sales and Assets Under Management—Wealth Management Segment

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	115	114	110	339	93	89	89	81	352

Total revenues	115	114	110	339	93	89	89	81	352

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	95	92	92	279	76	73	72	66	287
Amortization of deferred acquisition costs and intangibles	1	1	1	3	1	1	1	1	4
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	96	93	93	282	77	74	73	67	291

INCOME BEFORE INCOME TAXES	19	21	17	57	16	15	16	14	61
Provision for income taxes	7	8	7	22	5	7	6	3	21

NET INCOME	12	13	10	35	11	8	10	11	40

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$12	$13	$10	$35	$11	$8	$10	$11	$40

Effective tax rate (operating income)	38.9%	36.4%	42.3%	39.1%	30.3%	47.1%	36.0%	23.7%	34.4%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,395	$1,622	$1,785	$4,802	$1,334	$1,189	$1,195	$1,265	$4,983
Dedicated Sales Specialists	170	185	273	628	248	165	167	210	790

Total Sales	$1,565	$1,807	$2,058	$5,430	$1,582	$1,354	$1,362	$1,475	$5,773

ASSETS UNDER MANAGEMENT:
Beginning of period	$25,930	$25,551	$24,740	$24,740	$21,160	$19,548	$20,037	$18,865	$18,865
Gross flows	1,565	1,807	2,058	5,430	1,582	1,354	1,362	1,475	5,773
Redemptions	(1,119)	(1,143)	(1,703)	(3,965)	(936)	(893)	(926)	(971)	(3,726)

Net flows	446	664	355	1,465	646	461	436	504	2,047
Market performance	(1,763)	(285)	456	(1,592)	745	1,151	(925)	668	1,639
Acquisition(1)	—	—	—	—	2,189	—	—	—	2,189

End of period	$24,613	$25,930	$25,551	$24,613	$24,740	$21,160	$19,548	$20,037	$24,740

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc., Quantavis Consulting, Inc. and the Altegris companies.

(1)

On December 31, 2010, the company acquired the operating assets of Altegris Capital, LLC (“Altegris”). Altegris provides a platform of alternative investments including hedge funds and managed futures products.

Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income (Loss)—Mortgage Insurance Division

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$413	$410	$404	$1,227	$413	$384	$404	$388	$1,589
Net investment income	132	125	128	385	119	117	120	115	471
Net investment gains (losses)	34	6	5	45	20	21	(4)	11	48
Insurance and investment product fees and other	—	6	2	8	3	9	(1)	7	18

Total revenues	579	547	539	1,665	555	531	519	521	2,126

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	370	633	388	1,391	783	474	322	302	1,881
Acquisition and operating expenses, net of deferrals	88	89	84	261	91	81	81	83	336
Amortization of deferred acquisition costs and intangibles	30	30	31	91	30	26	28	25	109
Interest expense	9	6	6	21	4	4	—	—	8

Total benefits and expenses	497	758	509	1,764	908	585	431	410	2,334

INCOME (LOSS) BEFORE INCOME TAXES	82	(211)	30	(99)	(353)	(54)	88	111	(208)
Provision (benefit) for income taxes	29	(80)	(23)	(74)	(146)	(46)	2	28	(162)

NET INCOME (LOSS)	53	(131)	53	(25)	(207)	(8)	86	83	(46)
Less: net income attributable to noncontrolling interests	36	36	34	106	35	39	35	34	143

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	17	(167)	19	(131)	(242)	(47)	51	49	(189)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(23)	(4)	(1)	(28)	(12)	(12)	2	(6)	(28)

NET OPERATING INCOME (LOSS)(1)	$(6)	$(171)	$18	$(159)	$(254)	$(59)	$53	$43	$(217)

Effective tax rate (operating income (loss))	-379.3%	35.5%	186.2%	44.3%	40.0%	51.9%	-28.1%	19.2%	51.8%

(1)

Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the Mortgage Insurance division was $(17) million and $(188) million for the three and nine months ended September 30, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income (Loss)—Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended September 30, 2011	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$153	$105	$15	$273	$140	$413
Net investment income	51	49	3	103	29	132
Net investment gains (losses)	3	30	(1)	32	2	34
Insurance and investment product fees and other	—	—	—	—	—	—

Total revenues	207	184	17	408	171	579

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	57	51	11	119	251	370
Acquisition and operating expenses, net of deferrals	24	15	12	51	37	88
Amortization of deferred acquisition costs and intangibles	13	12	1	26	4	30
Interest expense	5	4	—	9	—	9

Total benefits and expenses	99	82	24	205	292	497

INCOME (LOSS) BEFORE INCOME TAXES	108	102	(7)	203	(121)	82
Provision (benefit) for income taxes	32	41	—	73	(44)	29

NET INCOME (LOSS)	76	61	(7)	130	(77)	53
Less: net income attributable to noncontrolling interests	36	—	—	36	—	36

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	61	(7)	94	(77)	17

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(20)	—	(21)	(2)	(23)

NET OPERATING INCOME (LOSS)	$39	$41	$(7)	$73	$(79)	$(6)

Effective tax rate (operating income (loss))	31.8%	44.0%	-4.3%	40.9%	36.7%	-379.3%

	International Mortgage Insurance Segment
Three months ended September 30, 2010	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$148	$75	$12	$235	$149	$384
Net investment income	48	38	3	89	28	117
Net investment gains (losses)	4	1	1	6	15	21
Insurance and investment product fees and other	—	1	5	6	3	9

Total revenues	200	115	21	336	195	531

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	29	8	83	391	474
Acquisition and operating expenses, net of deferrals	24	17	12	53	28	81
Amortization of deferred acquisition costs and intangibles	11	9	—	20	6	26
Interest expense	4	—	—	4	—	4

Total benefits and expenses	85	55	20	160	425	585

INCOME (LOSS) BEFORE INCOME TAXES	115	60	1	176	(230)	(54)
Provision (benefit) for income taxes	31	12	—	43	(89)	(46)

NET INCOME (LOSS)	84	48	1	133	(141)	(8)
Less: net income attributable to noncontrolling interests	39	—	—	39	—	39

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	45	48	1	94	(141)	(47)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	—	(1)	(11)	(12)

NET OPERATING INCOME (LOSS)	$44	$48	$1	$93	$(152)	$(59)

Effective tax rate (operating income (loss))	29.0%	20.1%	15.8%	24.5%	38.2%	51.9%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income (Loss)—Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Nine months ended September 30, 2011	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$466	$296	$41	$803	$424	$1,227
Net investment income	149	138	10	297	88	385
Net investment gains (losses)	8	32	1	41	4	45
Insurance and investment product fees and other	—	1	5	6	2	8

Total revenues	623	467	57	1,147	518	1,665

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	167	140	28	335	1,056	1,391
Acquisition and operating expenses, net of deferrals	72	48	35	155	106	261
Amortization of deferred acquisition costs and intangibles	41	36	2	79	12	91
Interest expense	17	4	—	21	.—	21

Total benefits and expenses	297	228	65	590	1,174	1,764

INCOME (LOSS) BEFORE INCOME TAXES	326	239	(8)	557	(656)	(99)
Provision (benefit) for income taxes	96	71	5	172	(246)	(74)

NET INCOME (LOSS)	230	168	(13)	385	(410)	(25)
Less: net income attributable to noncontrolling interests	106	—	—	106	—	106

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	124	168	(13)	279	(410)	(131)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(21)	(1)	(25)	(3)	(28)

NET OPERATING INCOME (LOSS)	$121	$147	$(14)	$254	$(413)	$(159)

Effective tax rate (operating income (loss))	30.8%	29.6%	-54.5%	32.2%	37.5%	44.3%

	International Mortgage Insurance Segment
Nine months ended September 30, 2010	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$446	$245	$41	$732	$444	$1,176
Net investment income	140	113	10	263	89	352
Net investment gains (losses)	8	1	3	12	16	28
Insurance and investment product fees and other	(1)	2	6	7	8	15

Total revenues	593	361	60	1,014	557	1,571

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	151	102	42	295	803	1,098
Acquisition and operating expenses, net of deferrals	69	47	34	150	95	245
Amortization of deferred acquisition costs and intangibles	36	27	3	66	13	79
Interest expense	4	—	—	4	.—	4

Total benefits and expenses	260	176	79	515	911	1,426

INCOME (LOSS) BEFORE INCOME TAXES	333	185	(19)	499	(354)	145
Provision (benefit) for income taxes	92	35	(6)	121	(137)	(16)

NET INCOME (LOSS)	241	150	(13)	378	(217)	161
Less: net income attributable to noncontrolling interests	108	—	—	108	—	108

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	133	150	(13)	270	(217)	53

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	—	(2)	(5)	(11)	(16)

NET OPERATING INCOME (LOSS)	$130	$150	$(15)	$265	$(228)	$37

Effective tax rate (operating income (loss))	27.4%	19.0%	30.7%	22.7%	38.4%	230.3%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$273	$268	$262	$803	$262	$235	$251	$246	$994
Net investment income	103	99	95	297	92	89	89	85	355
Net investment gains (losses)	32	5	4	41	3	6	(1)	7	15
Insurance and investment product fees and other	—	5	1	6	1	6	(1)	2	8

Total revenues	408	377	362	1,147	358	336	338	340	1,372

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	119	107	109	335	95	83	106	106	390
Acquisition and operating expenses, net of deferrals	51	54	50	155	55	53	48	49	205
Amortization of deferred acquisition costs and intangibles	26	26	27	79	24	20	24	22	90
Interest expense	9	6	6	21	4	4	—	—	8

Total benefits and expenses	205	193	192	590	178	160	178	177	693

INCOME BEFORE INCOME TAXES	203	184	170	557	180	176	160	163	679
Provision for income taxes	73	63	36	172	45	43	31	47	166

NET INCOME	130	121	134	385	135	133	129	116	513
Less: net income attributable to noncontrolling interests	36	36	34	106	35	39	35	34	143

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	94	85	100	279	100	94	94	82	370

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(21)	(3)	(1)	(25)	(2)	(1)	(1)	(3)	(7)

NET OPERATING INCOME(1)	$73	$82	$99	$254	$98	$93	$93	$79	$363

Effective tax rate (operating income)	40.9%	37.1%	18.1%	32.2%	22.1%	24.5%	15.3%	28.1%	22.5%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $62 million and $225 million for the three and nine months ended September 30, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$153	$157	$156	$466	$154	$148	$151	$147	$600
Net investment income	51	50	48	149	48	48	47	45	188
Net investment gains (losses)	3	2	3	8	1	4	(1)	5	9
Insurance and investment product fees and other	—	—	—	—	—	—	(1)	—	(1)

Total revenues	207	209	207	623	203	200	196	197	796

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	57	51	59	167	49	46	49	56	200
Acquisition and operating expenses, net of deferrals	24	25	23	72	27	24	23	22	96
Amortization of deferred acquisition costs and intangibles	13	14	14	41	12	11	13	12	48
Interest expense	5	6	6	17	4	4	—	—	8

Total benefits and expenses	99	96	102	297	92	85	85	90	352

INCOME BEFORE INCOME TAXES	108	113	105	326	111	115	111	107	444
Provision for income taxes	32	45	19	96	30	31	31	30	122

NET INCOME	76	68	86	230	81	84	80	77	322
Less: net income attributable to noncontrolling interests	36	36	34	106	35	39	35	34	143

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	32	52	124	46	45	45	43	179

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(1)	(1)	(3)	—	(1)	—	(2)	(3)

NET OPERATING INCOME(1)	$39	$31	$51	$121	$46	$44	$45	$41	$176

Effective tax rate (operating income)	31.8%	49.7%	9.1%	30.8%	24.3%	29.0%	26.5%	26.7%	26.6%

SALES:
New Insurance Written (NIW)
Flow	$6,800	$6,400	$4,400	$17,600	$5,600	$6,700	$6,700	$4,000	$23,000
Bulk	600	1,500	1,100	3,200	900	600	300	1,800	3,600

Total Canada NIW(2)	$7,400	$7,900	$5,500	$20,800	$6,500	$7,300	$7,000	$5,800	$26,600

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $36 million and $113 million for the three and nine months ended September 30, 2011, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $7,000 million and $19,600 million for the three and nine months ended September 30, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$105	$98	$93	$296	$92	$75	$86	$84	$337
Net investment income	49	46	43	138	41	38	38	37	154
Net investment gains (losses)	30	2	—	32	2	1	—	—	3
Insurance and investment product fees and other	—	1	—	1	—	1	—	1	2

Total revenues	184	147	136	467	135	115	124	122	496

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	47	42	140	33	29	37	36	135
Acquisition and operating expenses, net of deferrals	15	17	16	48	19	17	14	16	66
Amortization of deferred acquisition costs and intangibles	12	12	12	36	10	9	9	9	37
Interest expense	4	—	—	4	—	—	—	—	—

Total benefits and expenses	82	76	70	228	62	55	60	61	238

INCOME BEFORE INCOME TAXES	102	71	66	239	73	60	64	61	258
Provision for income taxes	41	16	14	71	16	12	5	18	51

NET INCOME	61	55	52	168	57	48	59	43	207
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	61	55	52	168	57	48	59	43	207

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(20)	(1)	—	(21)	(2)	—	—	—	(2)

NET OPERATING INCOME(1)	$41	$54	$52	$147	$55	$48	$59	$43	$205

Effective tax rate (operating income)	44.0%	22.2%	21.7%	29.6%	21.0%	20.1%	8.2%	29.4%	19.5%

SALES:
New Insurance Written (NIW)
Flow	$7,100	$6,700	$5,500	$19,300	$5,900	$6,100	$6,000	$6,700	$24,700
Bulk	100	2,300	1,000	3,400	1,500	900	1,200	700	4,300

Total Australia NIW(2)	$7,200	$9,000	$6,500	$22,700	$7,400	$7,000	$7,200	$7,400	$29,000

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $32 million and $125 million for the three and nine months ended September 30, 2011, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $6,000 million and $19,500 million for the three and nine months ended September 30, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income (Loss) and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$15	$13	$13	$41	$16	$12	$14	$15	$57
Net investment income	3	3	4	10	3	3	4	3	13
Net investment gains (losses)	(1)	1	1	1	—	1	—	2	3
Insurance and investment product fees and other	—	4	1	5	1	5	—	1	7

Total revenues	17	21	19	57	20	21	18	21	80

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	11	9	8	28	13	8	20	14	55
Acquisition and operating expenses, net of deferrals	12	12	11	35	9	12	11	11	43
Amortization of deferred acquisition costs and intangibles	1	—	1	2	2	—	2	1	5
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	24	21	20	65	24	20	33	26	103

INCOME (LOSS) BEFORE INCOME TAXES	(7)	—	(1)	(8)	(4)	1	(15)	(5)	(23)
Provision (benefit) for income taxes	—	2	3	5	(1)	—	(5)	(1)	(7)

NET INCOME (LOSS)	(7)	(2)	(4)	(13)	(3)	1	(10)	(4)	(16)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(7)	(2)	(4)	(13)	(3)	1	(10)	(4)	(16)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	—	(1)	—	—	(1)	(1)	(2)

NET OPERATING INCOME (LOSS)(1)	$(7)	$(3)	$(4)	$(14)	$(3)	$1	$(11)	$(5)	$(18)

Effective tax rate (operating income (loss))	-4.3%	-514.6%	-113.4%	-54.5%	35.5%	15.8%	31.0%	28.8%	31.5%

SALES:
New Insurance Written (NIW)
Flow	$500	$600	$500	$1,600	$600	$700	$700	$700	$2,700
Bulk	300	300	200	800	1,600	—	—	—	1,600

Total Other Countries NIW(2)	$800	$900	$700	$2,400	$2,200	$700	$700	$700	$4,300

(1)

Net operating income (loss) for the Other Countries platforms adjusted for foreign exchange as compared to the prior year period was $(6) million and $(13) million for the three and nine months ended September 30, 2011, respectively.

(2)

New insurance written for the Other Countries platforms adjusted for foreign exchange as compared to the prior year period was $700 million and $2,300 million for the three and nine months ended September 30, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$164	$155	$101	$420	$131	$160	$153	$90	$534
Australia	92	90	61	243	65	63	65	64	257
Other Countries(1)	5	12	10	27	9	10	—	9	28

Total International Net Premiums Written	$261	$257	$172	$690	$205	$233	$218	$163	$819

Loss Ratio(2)
Canada	36%	33%	38%	36%	32%	31%	32%	38%	33%
Australia	48%	48%	45%	47%	37%	38%	42%	44%	40%
Other Countries	85%	59%	62%	69%	81%	69%	136%	93%	96%
Total International Loss Ratio	43%	40%	42%	42%	37%	35%	42%	43%	39%

GAAP Basis Expense Ratio(3)
Canada	24%	24%	24%	24%	25%	24%	24%	23%	24%
Australia	27%	29%	30%	29%	32%	33%	28%	30%	31%
Other Countries(1)	95%	94%	87%	92%	74%	97%	86%	82%	84%
Total International GAAP Basis Expense Ratio	29%	30%	29%	29%	31%	31%	29%	29%	30%

Adjusted Expense Ratio(4)
Canada	22%	25%	37%	27%	29%	23%	23%	38%	27%
Australia	30%	32%	46%	35%	45%	39%	37%	39%	40%
Other Countries(1)	280%	108%	114%	139%	118%	124%	NM (6)	129%	170%
Total International Adjusted Expense Ratio	30%	31%	45%	34%	38%	31%	33%	44%	36%

Primary Insurance In-Force
Canada	$250,200	$264,700	$256,700		$246,300	$234,400	$220,400	$225,400
Australia	264,300	296,200	284,600		283,500	267,100	233,100	254,400
Other Countries(1)	33,600	37,000	36,200		34,300	33,900	30,600	35,700

Total International Primary Insurance In-Force	$548,100	$597,900	$577,500		$564,100	$535,400	$484,100	$515,500

Primary Risk In-Force(5)
Canada
Flow	$70,600	$74,400	$72,200		$69,300	$65,500	$61,300	$62,400
Bulk	16,900	18,200	17,700		16,900	16,500	15,800	16,500

Total Canada	87,500	92,600	89,900		86,200	82,000	77,100	78,900

Australia
Flow	83,300	93,200	90,000		88,900	83,500	73,000	79,400
Bulk	9,200	10,500	9,600		10,400	10,000	8,600	9,600

Total Australia	92,500	103,700	99,600		99,300	93,500	81,600	89,000

Other Countries
Flow(1)	4,400	4,800	4,700		4,500	4,500	4,000	4,700
Bulk	400	500	500		400	200	300	300

Total Other Countries	4,800	5,300	5,200		4,900	4,700	4,300	5,000

Total International Primary Risk In-Force	$184,800	$201,600	$194,700		$190,400	$180,200	$163,000	$172,900

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary insurance in-force and primary flow risk in-force adjusted for the impact of quota share reinsurance in Europe were $32,800 million and $4,400 million, respectively, as of September 30, 2011.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 40%-45%.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs (DAC) and intangibles.

(4)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

(6)	“NM” is defined as not meaningful for increases or decreases greater than 500%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Insured loans in-force	1,346,546	1,326,690	1,301,973	1,287,153	1,272,984
Insured delinquent loans	2,868	3,281	3,454	3,401	3,139
Insured delinquency rate	0.21%	0.25%	0.27%	0.26%	0.25%
Flow loans in-force	1,049,959	1,029,844	1,011,823	1,000,254	983,809
Flow delinquent loans	2,594	2,956	3,113	3,117	2,897
Flow delinquency rate	0.25%	0.29%	0.31%	0.31%	0.29%
Bulk loans in-force	296,587	296,846	290,150	286,899	289,175
Bulk delinquent loans	274	325	341	284	242
Bulk delinquency rate	0.09%	0.11%	0.12%	0.10%	0.08%

Loss Metrics	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Beginning Reserves	$174	$200	$202	$202	$208
Paid claims	(74)	(79)	(66)	(56)	(58)
Increase in reserves	56	52	59	50	46
Impact of changes in foreign exchange rates	(14)	1	5	6	6

Ending Reserves	$142	$174	$200	$202	$202

	September 30, 2011		June 30, 2011		September 30, 2010
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.13%	46%	0.17%	47%	0.17%
British Columbia	16	0.27%	16	0.31%	16	0.27%
Alberta	16	0.46%	16	0.53%	15	0.58%
Quebec	15	0.22%	15	0.23%	15	0.21%
Nova Scotia	2	0.24%	2	0.29%	2	0.25%
Saskatchewan	2	0.16%	2	0.15%	2	0.13%
Manitoba	1	0.10%	1	0.12%	1	0.09%
New Brunswick	1	0.28%	1	0.23%	1	0.32%
All Other	1	0.07%	1	0.11%	1	0.14%

Total	100%	0.21%	100%	0.25%	100%	0.25%

By Policy Year
2003 and prior	18%	0.03%	18%	0.04%	20%	0.03%
2004	8	0.08%	8	0.09%	8	0.09%
2005	8	0.13%	8	0.15%	9	0.16%
2006	9	0.26%	10	0.32%	11	0.36%
2007	19	0.40%	19	0.48%	22	0.51%
2008	11	0.57%	12	0.66%	13	0.59%
2009	7	0.34%	7	0.35%	8	0.18%
2010	12	0.17%	12	0.14%	9	0.02%
2011	8	0.02%	6	0.01%	—	—%

Total	100%	0.21%	100%	0.25%	100%	0.25%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$70	$75	$64	$209	$56	$60	$53	$61	$230
Bulk	2	2	1	5	—	1	1	1	3

Total Paid Claims	$72	$77	$65	$214	$56	$61	$54	$62	$233

Average Paid Claim (in thousands)	$80.5	$82.3	$77.0		$78.6	$71.6	$62.6	$69.8

Average Reserve Per Delinquency (in thousands)	$51.5	$51.0	$56.2		$58.9	$66.1	$68.5	$65.2

Loss Metrics

Beginning Reserves	$167	$194	$200		$207	$221	$226	$229
Paid claims	(72)	(77)	(65)		(56)	(61)	(54)	(62)
Increase in reserves	53	50	59		49	47	49	59

Ending Reserves	$148	$167	$194		$200	$207	$221	$226

Loan Amount

Over $550K	4%	4%	4%		4%	4%	4%	3%
$400K to $550K	8	8	8		8	7	7	7
$250K to $400K	30	29	29		28	29	28	28
$100K to $250K	52	52	52		53	53	54	55
$100K or Less	6	7	7		7	7	7	7

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$194	$192	$191		$190	$189	$187	$186
All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Insured loans in-force	1,428,328	1,453,012	1,453,554	1,468,773	1,467,660
Insured delinquent loans	8,465	8,193	7,557	7,062	7,112
Insured delinquency rate	0.59%	0.56%	0.52%	0.48%	0.48%
Flow loans in-force	1,280,741	1,301,648	1,307,167	1,304,337	1,301,004
Flow delinquent loans	8,209	7,995	7,387	6,872	6,979
Flow delinquency rate	0.64%	0.61%	0.57%	0.53%	0.54%
Bulk loans in-force	147,587	151,364	146,387	164,436	166,656
Bulk delinquent loans	256	198	170	190	133
Bulk delinquency rate	0.17%	0.13%	0.12%	0.12%	0.08%

Loss Metrics	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
Beginning Reserves	$248	$224	$206	$188	$164
Paid claims	(26)	(32)	(26)	(27)	(27)
Increase in reserves	50	47	42	33	29
Impact of changes in foreign exchange rates	(25)	9	2	12	22

Ending Reserves	$247	$248	$224	$206	$188

	September 30, 2011		June 30, 2011		September 30, 2010
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	31%	0.60%	31%	0.60%	32%	0.57%
Victoria	23	0.42%	23	0.41%	23	0.37%
Queensland	22	0.84%	23	0.74%	22	0.55%
Western Australia	11	0.59%	10	0.54%	10	0.42%
South Australia	6	0.52%	6	0.50%	6	0.43%
New Zealand	2	1.12%	2	1.18%	2	1.12%
Australian Capital Territory	2	0.14%	2	0.14%	2	0.09%
Tasmania	2	0.40%	2	0.37%	2	0.29%
Northern Territory	1	0.27%	1	0.26%	1	0.14%

Total	100%	0.59%	100%	0.56%	100%	0.48%

By Policy Year
2003 and prior	19%	0.10%	20%	0.11%	20%	0.10%
2004	6	0.42%	6	0.43%	7	0.37%
2005	8	0.58%	9	0.60%	10	0.50%
2006	11	0.85%	12	0.79%	13	0.70%
2007	13	1.22%	13	1.16%	14	1.03%
2008	12	1.50%	12	1.35%	13	1.12%
2009	14	0.83%	14	0.71%	15	0.41%
2010	10	0.18%	10	0.12%	8	0.03%
2011	7	0.01%	4	0.02%	—	—%

Total	100%	0.59%	100%	0.56%	100%	0.48%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$25	$29	$26	$80	$28	$31	$60	$51	$170
Bulk	—	1	—	1	—	1	—	—	1

Total Paid Claims	$25	$30	$26	$81	$28	$32	$60	$51	$171

Average Paid Claim (in thousands)	$62.4	$75.9	$71.2		$68.1	$61.5	$74.2	$66.8

Average Reserve Per Delinquency (in thousands)	$30.0	$28.2	$28.5		$28.4	$27.3	$27.2	$29.1

Loss Metrics

Beginning Reserves	$232	$216	$201		$195	$194	$212	$225
Paid claims	(25)	(30)	(26)		(28)	(32)	(60)	(51)
Increase in reserves	48	46	41		34	33	42	38

Ending Reserves	$255	$232	$216		$201	$195	$194	$212

Loan Amount

Over $550K	11%	11%	11%		11%	10%	10%	10%
$400K to $550K	15	14	14		14	14	14	14
$250K to $400K	36	36	36		35	35	35	34
$100K to $250K	31	32	32		33	34	34	34
$100K or Less	7	7	7		7	7	7	8

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$191	$190	$189		$188	$188	$187	$187

All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	September 30, 2011			June 30, 2011
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$30,595	$30,595	$—	$32,030	$32,030	$—
90.01% to 95.00%	23,144	23,142	3	24,612	24,609	3
80.01% to 90.00%	15,789	14,203	1,586	16,534	14,889	1,645
80.00% and below	18,027	2,677	15,350	19,476	2,847	16,629

Total Canada	$87,555	$70,617	$16,938	$92,652	$74,376	$18,276

Australia
95.01% and above	$15,399	$15,398	$1	$16,782	$16,782	$1
90.01% to 95.00%	19,367	19,358	9	21,618	21,608	10
80.01% to 90.00%	23,557	23,462	95	26,733	26,627	106
80.00% and below	34,186	25,056	9,131	38,520	28,155	10,365

Total Australia	$92,509	$83,274	$9,235	$103,653	$93,171	$10,482

Other Countries(2)
95.01% and above	$859	$859	$—	$969	$969	$—
90.01% to 95.00%	2,173	2,106	67	2,369	2,288	81
80.01% to 90.00%	1,454	1,149	305	1,659	1,293	366
80.00% and below	298	259	39	332	285	47

Total Other Countries	$4,783	$4,372	$411	$5,329	$4,835	$494

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)	Other Countries flow and primary risk in-force as of September 30, 2011 included $46 million of risk in-force in Europe ceded under quota share reinsurance agreement.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Loss and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$140	$142	$142	$424	$151	$149	$153	$142	$595
Net investment income	29	26	33	88	27	28	31	30	116
Net investment gains (losses)	2	1	1	4	17	15	(3)	4	33
Insurance and investment product fees and other	—	1	1	2	2	3	—	5	10

Total revenues	171	170	177	518	197	195	181	181	754

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	251	526	279	1,056	688	391	216	196	1,491
Acquisition and operating expenses, net of deferrals	37	35	34	106	36	28	33	34	131
Amortization of deferred acquisition costs and intangibles	4	4	4	12	6	6	4	3	19

Total benefits and expenses	292	565	317	1,174	730	425	253	233	1,641

LOSS BEFORE INCOME TAXES	(121)	(395)	(140)	(656)	(533)	(230)	(72)	(52)	(887)
Benefit for income taxes	(44)	(143)	(59)	(246)	(191)	(89)	(29)	(19)	(328)

NET LOSS	(77)	(252)	(81)	(410)	(342)	(141)	(43)	(33)	(559)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(2)	(1)	—	(3)	(10)	(11)	3	(3)	(21)

NET OPERATING LOSS	$(79)	$(253)	$(81)	$(413)	$(352)	$(152)	$(40)	$(36)	$(580)

Effective tax rate (operating loss)	36.7%	36.0%	42.4%	37.5%	35.9%	38.2%	40.8%	36.5%	36.9%

SALES:
New Insurance Written (NIW)
Flow	$2,700	$1,900	$2,000	$6,600	$2,600	$2,400	$2,100	$1,500	$8,600
Bulk	—	—	400	400	600	300	100	200	1,200

Total U.S. Mortgage Insurance NIW	$2,700	$1,900	$2,400	$7,000	$3,200	$2,700	$2,200	$1,700	$9,800

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$143	$145	$142	$430	$151	$148	$152	$142	$593

New Risk Written
Flow	$653	$461	$439	$1,553	$565	$552	$480	$335	$1,932
Bulk	—	—	27	27	36	16	5	8	65

Total Primary	653	461	466	1,580	601	568	485	343	1,997
Pool	—	—	—	—	—	—	—	—	—

Total New Risk Written	$653	$461	$466	$1,580	$601	$568	$485	$343	$1,997

Primary Insurance In-Force	$119,200	$120,900	$123,300		$125,900	$129,100	$131,900	$134,800

Risk In-Force
Flow	$27,206	$27,489	$27,984		$28,498	$29,199	$29,836	$30,206
Bulk	534	540	559		539	519	509	523

Total Primary	27,740	28,029	28,543		29,037	29,718	30,345	30,729
Pool	271	278	288		297	308	314	322

Total Risk In-Force	$28,011	$28,307	$28,831		$29,334	$30,026	$30,659	$31,051

Primary Risk In-Force Subject To Captives	36%	38%	41%		43%	45%	47%	48%

Primary Risk In-Force That Is GSE Conforming	96%	96%	96%		96%	96%	96%	96%

GAAP Basis Expense Ratio(1)	30%	27%	27%	28%	28%	22%	25%	26%	25%

Adjusted Expense Ratio(2)	29%	27%	27%	27%	28%	23%	25%	26%	25%

Flow Persistency	86%	86%	86%		82%	84%	88%	86%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	14%	15%	17%		18%	19%	18%	20%

Risk To Capital Ratio(3)	27.5:1	25.0:1	25.0:1		21.9:1	17.8:1	15.1:1	14.9:1

Average Primary Loan Size (in thousands)	$163	$162	$162		$161	$161	$161	$160

Estimated Savings For Loss Mitigation Activities(4)	$168	$130	$122	$420	$126	$158	$217	$233	$734

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(2)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk-to-capital waivers in 46 states in its primary writing entity, with the remaining four states written out of other available entities. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements.

(4)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q		1Q		Total
Paid Claims
Flow
Direct	$256	$239	$315	$810	$386	$369	$237		$244		$1,236
Assumed(1)	25	32	30	87	34	34	28		30		126
Ceded	(39)	(83)	(109)	(231)	(170)	(196)	(99)		(75)		(540)
Loss adjustment expenses	11	11	13	35	13	17	21		20		71

Total Flow	253	199	$249	701	263	224	187		219		893
Bulk	(2)	3	3	4	4	19	48		209		280

Total Primary	251	202	252	705	267	243	235		428		1,173
Pool	1	1	1	3	1	—	1		—		2

Total Paid Claims	$252	$203	$253	$708	$268	$243	$236	(7)	$428	(9)	$1,175

Average Paid Claim (in thousands)	$46.9	$40.8	$39.7		$34.2	$32.8	$42.6	(8)	$84.7	(10)

Average Direct Paid Claim (in thousands)(2)	$49.1	$49.7	$50.8		$51.1	$51.2	$49.3		$49.6

Average Reserve Per Delinquency (in thousands)
Flow	$28.8	$29.2	$25.4		$24.3	$20.4	$19.5		$19.2
Bulk loans with established reserve	24.0	23.7	19.9		20.6	15.7	12.8		21.7
Bulk loans with no reserve(3)	—	—	—		—	—	—		—
Reserves:
Flow direct case	$2,227	$2,256	$1,995		$2,048	$1,736	$1,666		$1,724
Bulk direct case	36	35	34		33	23	18		42
Assumed(1)	64	64	67		72	73	73		67
All other(4)	159	151	124		129	141	195		183

Total Reserves	$2,486	$2,506	$2,220		$2,282	$1,973	$1,952		$2,016

Beginning Reserves	$2,506	$2,220	$2,282	$2,282	$1,973	$1,952	$2,016		$2,289		$2,289
Paid claims	(292)	(286)	(362)	(940)	(438)	(439)	(335	)(7)	(503	)(9)	(1,715)
Increase in reserves	272	572	300	1,144	747	460	271	(7)	230	(9)	1,708

Ending Reserves	$2,486	$2,506	$2,220	$2,486	$2,282	$1,973	$1,952		$2,016		$2,282

Beginning Reinsurance Recoverable(5)	$226	$264	$351	$351	$463	$591	$634		$674		$674
Ceded paid claims	(40)	(83)	(109)	(232)	(170)	(196)	(99)		(75)		(540)
Increase in recoverable	21	45	22	88	58	68	56		35		217

Ending Reinsurance Recoverable	$207	$226	$264	$207	$351	$463	$591		$634		$351

Loss Ratio(6)	181%	369%	197%	249%	457%	263%	141%		138%		251%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and negotiated servicer and GSE settlements.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of incurred losses and loss adjustment expense to net earned premiums. Excluding the GSE Alt-A business settlements in the first and second quarters of 2010, the loss ratio was 253% for the twelve months ended December 31, 2010 and 144% and 141% for the three months ended June 30, 2010 and March 31, 2010, respectively.

(7)

Net paid claims and change in reserves include the impact of settlements that the company reached during the second quarter of 2010 with a GSE counterparty regarding certain bulk Alt-A business and with a servicer regarding rescissions.

(8)	Excluding the GSE Alt-A business and the servicer settlements in the second quarter of 2010, the average paid claim was approximately $45,800 in the second quarter of 2010.
(9)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Net paid claims included $180 million and the change in reserves included a decrease of $185 million related to this settlement.

(10)	Excluding the GSE Alt-A business settlement in the first quarter of 2010, the average paid claim was approximately $49,100 in the first quarter of 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q		Total
Number of Primary Delinquencies
Flow	84,910	84,442	85,758		92,225	95,567	98,771	102,389
Bulk loans with established reserve	1,604	1,569	1,814		1,713	1,607	1,510	2,155
Bulk loans with no reserve(1)	1,506	1,453	1,446		1,457	1,439	1,478	2,560

Total Number of Primary Delinquencies	88,020	87,464	89,018		95,395	98,613	101,759	107,104

Beginning Number of Primary Delinquencies	87,464	89,018	95,395	95,395	98,613	101,759	107,104	122,279		122,279
New delinquencies	23,493	21,272	23,866	68,631	25,771	27,180	26,034	31,126		110,111
Delinquency cures	(17,595)	(17,908)	(23,908)	(59,411)	(21,199)	(22,923)	(25,868)	(41,272	)(2)	(111,262)
Paid claims	(5,342)	(4,918)	(6,335)	(16,595)	(7,790)	(7,403)	(5,511)	(5,029)		(25,733)

Ending Number of Primary Delinquencies	88,020	87,464	89,018	88,020	95,395	98,613	101,759	107,104		95,395

Composition of Cures
Reported delinquent and cured-intraquarter	3,181	2,670	5,195		2,525	1,914	2,462	4,704
Number of missed payments delinquent prior to cure:
3 payments or less	8,520	8,953	11,454		10,365	10,393	11,845	15,423
4 - 11 payments	3,584	4,146	5,183		5,763	7,691	8,883	15,189
12 payments or more	2,310	2,139	2,076		2,546	2,925	2,678	5,956

Total	17,595	17,908	23,908		21,199	22,923	25,868	41,272	(2)

Primary Delinquencies by Missed Payment Status
3 payments or less	22,444	21,125	20,920		25,131	26,292	26,374	28,646
4 - 11 payments	25,055	26,969	31,070		34,639	37,180	42,993	49,663
12 payments or more	40,521	39,370	37,028		35,625	35,141	32,392	28,795

Primary Delinquencies	88,020	87,464	89,018		95,395	98,613	101,759	107,104

	September 30, 2011
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	21,458	$201	$854	24%
4 - 11 payments in default	24,252	646	1,082	60%
12 payments or more in default	39,200	1,380	1,925	72%

Total	84,910	$2,227	$3,861	58%

	December 31, 2010
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	24,104	$152	$959	16%
4 - 11 payments in default	33,635	754	1,546	49%
12 payments or more in default	34,486	1,142	1,757	65%

Total	92,225	$2,048	$4,262	48%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Delinquency cures included approximately 10,100 cures related to this settlement.

(3)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2011			2010
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	67%	67%	66%	66%	65%	65%	64%
Primary by FICO Scores 620-679	26%	26%	27%	27%	27%	27%	28%
Primary by FICO Scores 575-619	5%	5%	5%	5%	6%	6%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	67%	66%	66%	66%	65%	65%	64%
Flow by FICO Scores 620-679	26%	27%	27%	27%	27%	27%	28%
Flow by FICO Scores 575-619	5%	5%	5%	5%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	89%	89%	89%	89%	88%	88%	87%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	10%	10%	11%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%

Primary A minus	5%	5%	5%	5%	5%	5%	5%
Primary Sub-prime(2)	5%	5%	5%	5%	5%	5%	5%

Primary Loans
Primary loans in-force	733,383	746,740	763,439	781,024	802,090	821,617	840,618
Primary delinquent loans	88,020	87,464	89,018	95,395	98,613	101,759	107,104
Primary delinquency rate	12.00%	11.71%	11.66%	12.21%	12.29%	12.39%	12.74%

Flow loans in-force	648,242	658,251	673,276	687,964	705,754	723,301	735,564
Flow delinquent loans	84,910	84,442	85,758	92,225	95,567	98,771	102,389
Flow delinquency rate	13.10%	12.83%	12.74%	13.41%	13.54%	13.66%	13.92%

Bulk loans in-force	85,141	88,489	90,163	93,060	96,336	98,316	105,054
Bulk delinquent loans	3,110	3,022	3,260	3,170	3,046	2,988	4,715
Bulk delinquency rate	3.65%	3.42%	3.62%	3.41%	3.16%	3.04%	4.49%

A minus and sub-prime loans in-force	71,097	73,211	75,421	77,822	80,774	83,859	86,185
A minus and sub-prime delinquent loans	20,347	20,284	20,656	22,827	23,882	24,867	26,387
A minus and sub-prime delinquency rate	28.62%	27.71%	27.39%	29.33%	29.57%	29.65%	30.62%

Pool Loans
Pool loans in-force	16,574	16,943	17,421	17,880	18,759	19,473	19,907
Pool delinquent loans	957	931	913	989	939	831	783
Pool delinquency rate	5.77%	5.49%	5.24%	5.53%	5.01%	4.27%	3.93%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	September 30, 2011			June 30, 2011			September 30, 2010
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	35%	22%	16.80%	35%	22%	16.37%	34%	23%	16.94%
South Central(3)	11	16	9.95%	12	16	9.90%	14	16	11.19%
Northeast(4)	12	14	12.30%	12	14	11.71%	9	14	11.15%
North Central(5)	12	12	11.79%	11	12	11.36%	11	11	11.52%
Pacific(6)	13	11	12.99%	13	11	13.29%	15	11	15.13%
Great Lakes(7)	7	9	8.83%	7	9	8.49%	7	9	8.99%
Plains(8)	3	6	7.80%	3	6	7.75%	3	6	7.96%
New England(9)	3	5	10.81%	3	5	10.36%	3	5	11.04%
Mid-Atlantic(10)	4	5	10.37%	4	5	10.12%	4	5	10.80%

Total	100%	100%	12.00%	100%	100%	11.71%	100%	100%	12.29%

By State
Florida	24%	7%	28.93%	24%	7%	28.35%	24%	8%	28.59%
Texas	3%	7%	7.84%	3%	7%	7.61%	3%	7%	8.83%
New York	5%	7%	10.28%	5%	7%	9.71%	4%	7%	9.34%
California	6%	6%	11.62%	7%	5%	12.24%	7%	5%	15.16%
Illinois	7%	5%	16.54%	7%	5%	15.90%	7%	5%	15.66%
Georgia	4%	4%	14.76%	4%	4%	14.70%	4%	4%	16.88%
North Carolina	3%	4%	11.55%	3%	4%	10.93%	2%	4%	11.25%
New Jersey	5%	4%	18.20%	5%	4%	17.73%	4%	4%	16.54%
Pennsylvania	2%	4%	11.47%	2%	4%	10.81%	2%	4%	10.48%
Ohio	2%	3%	8.39%	2%	3%	8.00%	2%	3%	7.83%

(1)	Total reserves were $2,486 million, $2,506 million and $1,973 million as of September 30, 2011, June 30, 2011 and September 30, 2010, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Illinois, Minnesota, Missouri and Wisconsin.
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(10)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

Primary Risk In-Force:	September 30, 2011	% of Total	June 30, 2011	% of Total	September 30, 2010	% of Total
Lender concentration (by original applicant)	$27,740		$28,029		$29,718
Top 10 lenders	13,774		14,000		15,079
Top 20 lenders	15,717		15,982		17,211

Loan-to-value ratio
95.01% and above	$6,960	25%	$7,065	25%	$7,435	25%
90.01% to 95.00%	9,712	35	9,740	35	10,287	35
80.01% to 90.00%	10,595	38	10,747	38	11,540	39
80.00% and below	473	2	477	2	456	1

Total	$27,740	100%	$28,029	100%	$29,718	100%

Loan grade
Prime	$25,087	90%	$25,296	90%	$26,705	90%
A minus and sub-prime	2,653	10	2,733	10	3,013	10

Total	$27,740	100%	$28,029	100%	$29,718	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$26,657	96%	$26,914	96%	$28,539	96%
Bulk	513	2	519	2	497	2
Adjustable rate mortgage
Flow	549	2	575	2	660	2
Bulk	21	—	21	—	22	—
Second mortgages	—	—	—	—	—	—

Total	$27,740	100%	$28,029	100%	$29,718	100%

Type of documentation
Alt-A
Flow	$777	3%	$807	3%	$918	3%
Bulk	39	—	39	—	42	—
Standard(2)
Flow	26,429	95	26,682	95	28,281	95
Bulk	495	2	501	2	477	2

Total	$27,740	100%	$28,029	100%	$29,718	100%

Mortgage term
15 years and under	$490	2%	$462	2%	$386	1%
More than 15 years	27,250	98	27,567	98	29,332	99

Total	$27,740	100%	$28,029	100%	$29,718	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with historical and expected delinquency rates consistent with the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	September 30, 2011
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total
2000 and prior	7.83%	1.3%	$1,770	1.5%	$453	1.6%
2001	7.60%	0.7	895	0.8	225	0.8
2002	6.65%	1.5	2,171	1.8	538	2.0
2003	5.65%	3.7	8,887	7.5	1,501	5.4
2004	5.88%	4.3	5,684	4.8	1,299	4.7
2005	5.98%	12.6	9,344	7.8	2,414	8.7
2006	6.48%	19.5	12,687	10.6	3,111	11.2
2007	6.55%	39.7	28,226	23.7	6,962	25.1
2008	6.14%	16.0	26,138	21.9	6,498	23.4
2009	5.08%	0.4	7,655	6.4	1,347	4.9
2010	4.66%	0.3	8,875	7.4	1,837	6.6
2011	4.58%	—	6,914	5.8	1,555	5.6

Total	6.04%	100.0%	$119,246	100.0%	$27,740	100.0%

Occupancy and Property Type	September 30, 2011	June 30, 2011
Occupancy Status % of Primary Risk In-Force
Primary residence	93.8%	93.8%
Second home	3.9	3.9
Non-owner occupied	2.3	2.3

Total	100.0%	100.0%

Property Type % of Primary Risk In-Force
Single family detached	85.9%	85.8%
Condominium and co-operative	11.3	11.4
Multi-family and other	2.8	2.8

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $2,486 million as of September 30, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in billions)

	FICO > 679			FICO 620 - 679(1)			FICO < 620			Total
	2011			2011			2011			2011
Primary Risk In-Force	3Q	2Q	1Q	3Q	2Q	1Q	3Q	2Q	1Q	3Q	2Q	1Q
Total Primary Risk In-Force	$18.6	$18.7	$18.9	$7.2	$7.3	$7.6	$1.9	$2.0	$2.0	$27.7	$28.0	$28.5
Delinquency rate(2)	7.5%	7.4%	7.4%	19.3%	18.7%	18.5%	29.1%	28.1%	27.8%	12.0%	11.7%	11.7%
2011 policy year	1.4	$0.8	$0.5	$0.2	$0.1	$—	$—	$—	$—	$1.6	$0.9	$0.5
Delinquency rate	—%	—%	—%	0.1%	0.1%	—%	1.8%	2.8%	—%	—%	—%	—%
2010 policy year	$1.7	$1.8	$1.8	$0.1	$0.1	$0.1	$—	$—	$—	$1.8	$1.9	$1.9
Delinquency rate	0.2%	0.1%	0.1%	0.6%	0.4%	0.3%	2.8%	2.8%	1.8%	0.2%	0.1%	0.1%
2009 policy year	$1.2	$1.3	$1.3	$0.1	$0.1	$0.1	$—	$—	$—	$1.3	$1.4	$1.4
Delinquency rate	0.6%	0.5%	0.4%	2.6%	1.8%	1.8%	9.8%	6.6%	5.6%	0.7%	0.5%	0.5%
2008 policy year	$5.0	$5.1	$5.2	$1.3	$1.3	$1.4	$0.2	$0.3	$0.3	$6.5	$6.7	$6.9
Delinquency rate	6.9%	6.5%	6.3%	15.6%	14.9%	14.7%	25.2%	24.9%	24.7%	9.3%	8.9%	8.7%
2007 policy year	$3.9	$4.0	$4.2	$2.3	$2.3	$2.4	$0.8	$0.8	$0.8	$7.0	$7.1	$7.4
Delinquency rate	13.1%	12.8%	12.6%	23.4%	22.7%	22.6%	33.9%	32.7%	32.5%	18.9%	18.3%	18.2%
2006 policy year	$1.8	$1.8	$1.9	$1.0	$1.1	$1.1	$0.3	$0.3	$0.3	$3.1	$3.2	$3.3
Delinquency rate	14.1%	13.9%	13.6%	23.4%	22.5%	22.4%	30.4%	29.0%	28.8%	18.9%	18.3%	18.0%
2005 and prior policy year	$3.6	$3.9	$4.0	$2.2	$2.3	$2.5	$0.6	$0.6	$0.6	$6.4	$6.8	$7.1
Delinquency rate	8.3%	7.8%	7.5%	18.3%	17.4%	16.9%	24.9%	23.9%	23.5%	12.7%	11.9%	11.6%
Fixed rate mortgage	$18.3	$18.4	$18.6	$7.0	$7.1	$7.4	$1.9	$1.9	$1.9	$27.2	$27.4	$27.9
Delinquency rate	7.3%	7.1%	7.1%	19.1%	18.5%	18.3%	28.9%	27.9%	27.6%	11.7%	11.4%	11.4%
Adjustable rate mortgage	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$—	$0.1	$0.1	$0.5	$0.6	$0.6
Delinquency rate	24.8%	25.0%	24.8%	29.4%	28.1%	27.4%	38.0%	36.3%	36.1%	27.6%	27.1%	26.7%
Loan-to-value > 95%	$3.8	$3.8	$3.8	$2.4	$2.5	$2.6	$0.8	$0.8	$0.8	$7.0	$7.1	$7.2
Delinquency rate	9.6%	9.4%	9.3%	21.6%	20.8%	20.7%	32.5%	31.4%	31.3%	16.7%	16.2%	16.1%
Alt-A(3)	$0.6	$0.6	$0.6	$0.2	$0.2	$0.3	$—	$—	$—	$0.8	$0.8	$0.9
Delinquency rate	19.0%	18.7%	18.8%	33.0%	32.9%	32.7%	33.6%	33.3%	34.7%	23.3%	23.0%	23.0%
Interest only and option ARMs	$1.3	$1.4	$1.4	$0.5	$0.5	$0.5	$0.1	$0.1	$0.1	$1.9	$2.0	$2.0
Delinquency rate	26.9%	26.9%	26.9%	37.5%	37.2%	37.3%	43.3%	43.5%	42.7%	30.4%	30.3%	30.3%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Other Metrics—U.S. Mortgage Insurance Segment—Bulk Risk In-Force

(dollar amounts in millions)

	September 30, 2011	June 30, 2011	September 30, 2010
GSE Alt-A
Risk in-force	$26	$27	$29
Average FICO score	732	732	733
Loan-to-value ratio	81%	81%	81%
Standard documentation(1)	12%	11%	11%
Stop loss	100%	100%	100%
Deductible	—%	—%	—%

FHLB
Risk in-force	$441	$442	$413
Average FICO score	757	757	755
Loan-to-value ratio	75%	75%	75%
Standard documentation(1)	97%	97%	97%
Stop loss	94%	94%	91%
Deductible	100%	100%	100%

Other
Risk in-force	$67	$71	$77
Average FICO score	690	692	692
Loan-to-value ratio	92%	92%	92%
Standard documentation(1)	96%	97%	97%
Stop loss	6%	8%	9%
Deductible	—%	—%	—%
Total Bulk Risk In-Force	$534	$540	$519

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			September 30, 2011			June 30, 2011			March 31, 2011
Book Year(2)	Original Book Risk In-Force ($B)(3)	Progression To Attachment Point	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)
2004		0%-50%	$—	$2		$—	$2		$—	$4
2004		50%-75%	0.1	13		0.1	10		0.2	29
2004		75%-99%	0.2	51		0.3	52		0.2	31
2004		Attached	0.3	71		0.3	71		0.3	44

2004 Total	$3.1		$0.6	$137	$2	$0.7	$135	$13	$0.7	$108	$2

2005		0%-50%	$—	$1		$—	$1		$—	$1
2005		50%-75%	—	—		—	—		—	—
2005		75%-99%	—	—		—	—		—	1
2005		Attached	0.9	301		1.0	296		1.5	451

2005 Total	$2.5		$0.9	$302	7	$1.0	$297	1	$1.5	$453	2

2006		0%-50%	$—	$1		$—	$1		$—	$1
2006		50%-75%	—	—		—	—		—	—
2006		75%-99%	—	1		—	1		—	—
2006		Attached	0.9	393		1.0	384		1.6	640

2006 Total	$2.2		$0.9	$395	2	$1.0	$386	10	$1.6	$641	9

2007		0%-50%	$—	$1		$—	$1		$—	$1
2007		50%-75%	—	—		—	—		—	—
2007		75%-99%	—	—		—	—		—	1
2007		Attached	1.8	707		1.9	683		3.4	1,133

2007 Total	$3.2		$1.8	$708	4	$1.9	$684	2	$3.4	$1,135	4

2008		0%-50%	$—	$1		$0.1	$1		$0.3	$8
2008		50%-75%	0.2	13		0.2	12		0.2	8
2008		75%-99%	0.1	4		0.1	5		0.1	4
2008		Attached	0.8	163		0.8	156		1.3	161

2008 Total	$1.8		$1.1	$181	5	$1.2	$174	19	$1.9	$181	4

Captive Benefits In Quarter ($MM)					$20			$45			$21

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year amounts may include loans from additional periods pursuant to reinsurance agreement terms and conditions.
(3)	Original book risk in-force and ever-to-date incurred losses include amounts for active captive books only.

Corporate and Runoff Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Loss—Corporate and Runoff Division

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$89	$84	$85	$258	$81	$82	$79	$80	$322
Net investment income	35	55	33	123	63	43	46	16	168
Net investment gains (losses)	(170)	(14)	(14)	(198)	(13)	95	(88)	(31)	(37)
Insurance and investment product fees and other	68	63	66	197	74	73	55	58	260

Total revenues	22	188	170	380	205	293	92	123	713

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	86	69	78	233	59	65	72	73	269
Interest credited	34	34	35	103	37	40	38	41	156
Acquisition and operating expenses, net of deferrals	47	43	45	135	65	43	55	44	207
Amortization of deferred acquisition costs and intangibles	39	26	21	86	16	44	30	11	101
Interest expense	82	87	82	251	78	76	71	70	295

Total benefits and expenses	288	259	261	808	255	268	266	239	1,028

INCOME (LOSS) BEFORE INCOME TAXES	(266)	(71)	(91)	(428)	(50)	25	(174)	(116)	(315)
Provision (benefit) for income taxes	(124)	—	(19)	(143)	(32)	10	(61)	(157)	(240)

NET INCOME (LOSS)	(142)	(71)	(72)	(285)	(18)	15	(113)	41	(75)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	100	7	7	114	7	(50)	53	17	27
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	(106)	(106)

NET OPERATING LOSS	$(42)	$(64)	$(65)	$(171)	$(11)	$(35)	$(60)	$(48)	$(154)

Effective tax rate (operating loss)	62.5%	-6.0%	18.2%	32.4%	70.3%	34.8%	34.0%	46.9%	43.5%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income (Loss)—Corporate and Runoff Division

(amounts in millions)

Three months ended September 30, 2011	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$89	$—	$89
Net investment income	33	2	35
Net investment gains (losses)	(159)	(11)	(170)
Insurance and investment product fees and other	55	13	68

Total revenues	18	4	22

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	86	—	86
Interest credited	34	—	34
Acquisition and operating expenses, net of deferrals	33	14	47
Amortization of deferred acquisition costs and intangibles	36	3	39
Interest expense	—	82	82

Total benefits and expenses	189	99	288

LOSS BEFORE INCOME TAXES	(171)	(95)	(266)
Benefit for income taxes	(69)	(55)	(124)

NET LOSS	(102)	(40)	(142)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	91	9	100

NET OPERATING LOSS	$(11)	$(31)	$(42)

Effective tax rate (operating loss)	64.5%	61.8%	62.5%

Three months ended September 30, 2010	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$82	$—	$82
Net investment income	36	7	43
Net investment gains (losses)	106	(11)	95
Insurance and investment product fees and other	54	19	73

Total revenues	278	15	293

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	65	—	65
Interest credited	40	—	40
Acquisition and operating expenses, net of deferrals	33	10	43
Amortization of deferred acquisition costs and intangibles	41	3	44
Interest expense	—	76	76

Total benefits and expenses	179	89	268

INCOME (LOSS) BEFORE INCOME TAXES	99	(74)	25
Provision (benefit) for income taxes	33	(23)	10

NET INCOME (LOSS)	66	(51)	15

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	(57)	7	(50)

NET OPERATING INCOME (LOSS)	$9	$(44)	$(35)

Effective tax rate (operating income (loss))	9.9%	30.8%	34.8%

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income (Loss)—Corporate and Runoff Division

(amounts in millions)

Nine months ended September 30, 2011	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$258	$—	$258
Net investment income	104	19	123
Net investment gains (losses)	(170)	(28)	(198)
Insurance and investment product fees and other	171	26	197

Total revenues	363	17	380

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	233	—	233
Interest credited	103	—	103
Acquisition and operating expenses, net of deferrals	110	25	135
Amortization of deferred acquisition costs and intangibles	77	9	86
Interest expense	1	250	251

Total benefits and expenses	524	284	808

LOSS BEFORE INCOME TAXES	(161)	(267)	(428)
Benefit for income taxes	(71)	(72)	(143)

NET LOSS	(90)	(195)	(285)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	95	19	114

NET OPERATING INCOME (LOSS)	$5	$(176)	$(171)

Effective tax rate (operating income (loss))	136.9%	26.2%	32.4%

Nine months ended September 30, 2010	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$241	$—	$241
Net investment income	79	26	105
Net investment gains (losses)	8	(32)	(24)
Insurance and investment product fees and other	158	28	186

Total revenues	486	22	508

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	210	—	210
Interest credited	119	—	119
Acquisition and operating expenses, net of deferrals	99	43	142
Amortization of deferred acquisition costs and intangibles	75	10	85
Interest expense	1	216	217

Total benefits and expenses	504	269	773

LOSS BEFORE INCOME TAXES	(18)	(247)	(265)
Benefit for income taxes	(14)	(194)	(208)

NET LOSS	(4)	(53)	(57)

ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	—	20	20
Net tax benefit related to separation from the company’s former parent	—	(106)	(106)

NET OPERATING LOSS	$(4)	$(139)	$(143)

Effective tax rate (operating loss)	80.3%	35.6%	39.1%

(1)	Includes inter-segment eliminations and non-core products.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Income (Loss) and Sales—Runoff Segment

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$89	$84	$85	$258	$81	$82	$79	$80	$322
Net investment income	33	37	34	104	51	36	33	10	130
Net investment gains (losses)	(159)	(11)	—	(170)	(10)	106	(78)	(20)	(2)
Insurance and investment product fees and other	55	57	59	171	57	54	50	54	215

Total revenues	18	167	178	363	179	278	84	124	665

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	86	69	78	233	59	65	72	73	269
Interest credited	34	34	35	103	37	40	38	41	156
Acquisition and operating expenses, net of deferrals	33	34	43	110	36	33	35	31	135
Amortization of deferred acquisition costs and intangibles	36	23	18	77	13	41	27	7	88
Interest expense	—	1	—	1	1	—	—	1	2

Total benefits and expenses	189	161	174	524	146	179	172	153	650

INCOME (LOSS) BEFORE INCOME TAXES	(171)	6	4	(161)	33	99	(88)	(29)	15
Provision (benefit) for income taxes	(69)	(1)	(1)	(71)	4	33	(34)	(13)	(10)

NET INCOME (LOSS)	(102)	7	5	(90)	29	66	(54)	(16)	25

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	91	5	(1)	95	5	(57)	47	10	5

NET OPERATING INCOME (LOSS)	$(11)	$12	$4	$5	$34	$9	$(7)	$(6)	$30

Effective tax rate (operating income (loss))	64.5%	13.7%	-86.6%	136.9%	18.7%	9.9%	56.8%	54.5%	-31.0%

SALES:
Sales by Product:
Income Distribution Series(1)	$27	$32	$114	$173	$211	$126	$139	$170	$646
Traditional Variable Annuities(2)	8	10	20	38	43	25	30	35	133
Medicare Supplement and Other A&H	16	17	17	50	23	12	11	17	63

Total Sales	$51	$59	$151	$261	$277	$163	$180	$222	$842

Sales by Distribution Channel:
Financial Intermediaries	$29	$37	$126	$192	$240	$141	$158	$195	$734
Independent Producers	2	3	2	7	4	3	5	5	17
Dedicated Sales Specialists	4	2	6	12	10	7	6	5	28
Medicare Supplement and Other A&H	16	17	17	50	23	12	11	17	63

Total Sales	$51	$59	$151	$261	$277	$163	$180	$222	$842

LOSS RATIOS:
Medicare Supplement and A&H(3)
Net Earned Premiums	$88	$85	$84	$257	$81	$82	$79	$80	$322
Loss Ratio(4)	67.5%	71.3%	85.3%	74.6%	65.1%	65.9%	76.7%	79.7%	71.8%

(1)

The Income Distribution Series products are comprised of the deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

The traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

(3)	Net earned premiums and loss ratios for Medicare Supplement and A&H did not include the linked-benefits product in 2010.
(4)

The loss ratio for the Medicare Supplement and A&H insurance products was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities:
Income Distribution Series
Account value, beginning of the period	$6,606	$6,687	$6,590	$6,590	$6,334	$5,964	$6,135	$5,943	$5,943
Deposits	30	33	117	180	214	131	141	173	659
Surrenders, benefits and product charges	(171)	(171)	(185)	(527)	(157)	(131)	(150)	(127)	(565)

Net flows	(141)	(138)	(68)	(347)	57	—	(9)	46	94
Interest credited and investment performance	(317)	57	165	(95)	199	370	(162)	146	553

Account value, end of the period	6,148	6,606	6,687	6,148	6,590	6,334	5,964	6,135	6,590

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	2,012	2,096	2,078	2,078	1,993	1,879	2,048	2,016	2,016
Deposits	4	3	17	24	36	20	25	27	108
Surrenders, benefits and product charges	(73)	(100)	(88)	(261)	(72)	(68)	(70)	(65)	(275)

Net flows	(69)	(97)	(71)	(237)	(36)	(48)	(45)	(38)	(167)
Interest credited and investment performance	(208)	13	89	(106)	121	162	(124)	70	229

Account value, net of reinsurance, end of the period	1,735	2,012	2,096	1,735	2,078	1,993	1,879	2,048	2,078

Variable Life Insurance
Account value, beginning of the period	314	319	313	313	297	279	303	298	298
Deposits	3	3	3	9	3	3	3	3	12
Surrenders, benefits and product charges	(12)	(11)	(11)	(34)	(9)	(10)	(8)	(10)	(37)

Net flows	(9)	(8)	(8)	(25)	(6)	(7)	(5)	(7)	(25)
Interest credited and investment performance	(33)	3	14	(16)	22	25	(19)	12	40

Account value, end of the period	272	314	319	272	313	297	279	303	313

Total Variable Annuities	$8,155	$8,932	$9,102	$8,155	$8,981	$8,624	$8,122	$8,486	$8,981

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$3,043	$3,317	$3,717	$3,717	$4,094	$4,441	$4,372	$4,502	$4,502
Deposits	—	—	—	—	262	79	152	—	493
Surrenders and benefits	(341)	(312)	(435)	(1,088)	(680)	(477)	(124)	(171)	(1,452)

Net flows	(341)	(312)	(435)	(1,088)	(418)	(398)	28	(171)	(959)
Interest credited	24	28	33	85	36	41	43	43	163
Foreign currency translation	(9)	10	2	3	5	10	(2)	(2)	11

Account value, end of period	$2,717	$3,043	$3,317	$2,717	$3,717	$4,094	$4,441	$4,372	$3,717

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	2	18	(1)	19	12	7	13	6	38
Net investment gains (losses)	(11)	(3)	(14)	(28)	(3)	(11)	(10)	(11)	(35)
Insurance and investment product fees and other	13	6	7	26	17	19	5	4	45

Total revenues	4	21	(8)	17	26	15	8	(1)	48

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	14	9	2	25	29	10	20	13	72
Amortization of deferred acquisition costs and intangibles	3	3	3	9	3	3	3	4	13
Interest expense	82	86	82	250	77	76	71	69	293

Total benefits and expenses	99	98	87	284	109	89	94	86	378

LOSS BEFORE INCOME TAXES	(95)	(77)	(95)	(267)	(83)	(74)	(86)	(87)	(330)
Provision (benefit) for income taxes	(55)	1	(18)	(72)	(36)	(23)	(27)	(144)	(230)

NET INCOME (LOSS)	(40)	(78)	(77)	(195)	(47)	(51)	(59)	57	(100)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	9	2	8	19	2	7	6	7	22
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	(106)	(106)

NET OPERATING LOSS	$(31)	$(76)	$(69)	$(176)	$(45)	$(44)	$(53)	$(42)	$(184)

Effective tax rate (operating loss)	61.8%	-2.2%	15.5%	26.2%	43.2%	30.8%	29.6%	45.5%	37.6%

(1)	Includes inter-segment eliminations and non-core products.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Investments Summary

(amounts in millions)

		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$34,689	46%	$33,127	46%	$31,912	45%	$31,781	45%	$32,379	43%
	Private fixed maturity securities	9,309	12	9,213	13	9,188	13	9,239	13	9,458	13
	Residential mortgage-backed securities(1)	4,747	6	4,280	6	3,841	5	3,760	5	3,640	5
	Commercial mortgage-backed securities	3,139	4	3,280	5	3,329	5	3,361	5	3,379	5
	Other asset-backed securities	2,030	3	1,984	3	2,126	3	2,287	3	2,345	3
	Tax-exempt	693	1	865	1	924	1	1,026	1	1,263	2
	Non-investment grade fixed maturity securities	3,209	4	3,472	5	3,678	5	3,729	5	3,892	5
	Equity securities:
	Common stocks and mutual funds	284	—	263	—	232	—	215	—	90	—
	Preferred stocks	70	—	111	—	123	—	117	—	133	—
	Commercial mortgage loans	6,271	8	6,432	9	6,600	9	6,718	9	6,929	9
	Restricted commercial mortgage loans related to securitization entities	430	1	457	1	485	1	507	1	522	1
	Policy loans	1,556	2	1,542	2	1,480	2	1,471	2	1,480	2
	Cash, cash equivalents and short-term investments	3,822	5	2,986	4	3,940	6	3,271	5	3,800	5
	Securities lending	204	—	554	1	811	1	772	1	702	1
Other invested assets:	Limited partnerships(2)	355	1	346	—	339	—	340	—	365	—
	Derivatives:
	LTC forward starting swap—cash flow	1,515	2	264	—	169	—	222	—	821	1
	Other cash flow	—	—	—	—	192	—	205	—	188	—
	Fair value	93	—	116	—	113	—	130	—	147	—
	Equity index options—non-qualified	62	—	39	—	32	—	33	—	61	—
	LTC swaptions—non-qualified	—	—	—	—	—	—	—	—	8	—
	Other non-qualified	745	1	401	1	395	1	457	1	458	1
	Trading portfolio	639	1	607	1	667	1	677	1	701	1
	Counterparty collateral	1,733	2	705	1	745	1	794	2	1,586	2
	Restricted other invested assets related to securitization entities	377	1	379	1	376	1	372	1	378	1
	Other	106	—	114	—	91	—	85	—	81	—

	Total invested assets and cash	$76,078	100%	$71,537	100%	$71,788	100%	$71,569	100%	$74,806	100%

	Public Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$17,035	38%	$16,253	37%	$15,607	37%	$15,797	37%	$16,138	37%
	AA	5,038	11	5,007	12	4,912	11	4,947	12	5,054	12
	A	12,499	28	11,870	27	11,363	27	11,322	26	11,679	27
	BBB	8,721	19	8,374	19	8,311	20	8,224	19	8,370	19
	BB	1,206	3	1,257	3	1,358	3	1,451	4	1,464	3
	B	233	—	279	1	309	1	292	1	348	1
	CCC and lower	449	1	485	1	525	1	493	1	477	1

	Total public fixed maturity securities	$45,181	100%	$43,525	100%	$42,385	100%	$42,526	100%	$43,530	100%

	Private Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$1,305	10%	$1,372	11%	$1,339	11%	$1,490	12%	$1,589	12%
	AA	1,072	9	989	8	964	8	929	7	1,010	8
	A	4,087	32	3,967	31	4,089	32	4,018	32	4,069	32
	BBB	4,850	39	4,917	39	4,735	37	4,727	37	4,555	36
	BB	974	8	1,063	8	1,102	9	1,077	9	1,185	9
	B	168	1	170	1	175	1	259	2	269	2
	CCC and lower	179	1	218	2	209	2	157	1	149	1

	Total private fixed maturity securities	$12,635	100%	$12,696	100%	$12,613	100%	$12,657	100%	$12,826	100%

	(1) The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
	(2) Limited partnerships by type:
	Real estate	$173		$162		$156		$155		$177
	Infrastructure	119		122		115		116		112
	Other	63		62		68		69		76

	Total limited partnerships	$355		$346		$339		$340		$365

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Fixed Maturity Securities Summary

(amounts in millions)

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$4,825	8%	$3,682	6%	$3,414	6%	$3,705	7%	$3,922	7%
Tax-exempt	693	1	865	1	928	2	1,030	2	1,271	2
Foreign government	2,165	4	2,389	4	2,359	4	2,369	4	2,352	4
U.S. corporate	25,368	44	24,047	43	23,753	43	23,967	43	24,525	44
Foreign corporate	13,705	24	14,428	26	13,937	25	13,498	25	13,815	24
Residential mortgage-backed securities	5,380	9	4,983	9	4,600	9	4,455	8	4,334	8
Commercial mortgage-backed securities	3,543	6	3,721	7	3,756	7	3,743	7	3,757	7
Other asset-backed securities	2,137	4	2,106	4	2,251	4	2,416	4	2,380	4

Total fixed maturity securities	$57,816	100%	$56,221	100%	$54,998	100%	$55,183	100%	$56,356	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,119	22%	$8,253	23%	$8,234	23%	$8,025	23%	$8,425	23%
Utilities and energy	8,608	23	8,175	22	7,950	22	7,977	23	8,123	23
Consumer—non-cyclical	4,569	12	4,250	12	4,148	12	4,071	11	4,210	12
Consumer—cyclical	1,976	5	1,830	5	1,773	5	1,760	5	1,808	5
Capital goods	2,485	7	2,282	6	2,191	6	2,163	6	2,107	6
Industrial	1,995	5	1,902	5	1,850	5	1,789	5	1,531	4
Technology and communications	2,443	7	2,377	6	2,250	6	2,192	6	2,221	6
Transportation	1,403	4	1,305	4	1,284	4	1,324	4	1,344	4
Other	5,580	15	6,074	17	5,852	17	5,861	17	6,023	17

Subtotal	37,178	100%	36,448	100%	35,532	100%	35,162	100%	35,792	100%

Non-Investment Grade:
Finance and insurance	375	20%	425	21%	441	21%	512	22%	637	25%
Utilities and energy	322	17	294	15	282	13	242	10	249	10
Consumer—non-cyclical	166	9	209	10	218	10	266	12	282	11
Consumer—cyclical	106	5	123	6	163	8	175	8	202	8
Capital goods	335	17	318	16	325	15	374	16	400	16
Industrial	318	17	356	17	369	17	362	16	400	15
Technology and communications	168	9	183	9	225	10	238	10	240	9
Transportation	88	5	95	5	95	4	97	4	99	4
Other	17	1	24	1	40	2	37	2	39	2

Subtotal	1,895	100%	2,027	100%	2,158	100%	2,303	100%	2,548	100%

Total	$39,073	100%	$38,475	100%	$37,690	100%	$37,465	100%	$38,340	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,720	5%	$2,857	5%	$2,379	4%	$2,707	5%	$2,613	4%
Due after one year through five years	11,172	19	12,103	22	12,248	22	12,423	22	12,562	22
Due after five years through ten years	10,612	18	10,031	18	9,678	18	9,232	17	9,454	17
Due after ten years	22,252	39	20,420	36	20,086	37	20,207	37	21,256	38

Subtotal	46,756	81	45,411	81	44,391	81	44,569	81	45,885	81
Mortgage and asset-backed securities	11,060	19	10,810	19	10,607	19	10,614	19	10,471	19

Total fixed maturity securities	$57,816	100%	$56,221	100%	$54,998	100%	$55,183	100%	$56,356	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
South Atlantic	$1,624	27%	$1,624	25%	$1,577	24%	$1,583	23%	$1,593	23%
Pacific	1,598	25	1,615	25	1,746	26	1,769	26	1,857	27
Middle Atlantic	810	13	865	13	880	13	937	14	935	13
East North Central	568	9	577	9	603	9	612	9	657	9
Mountain	500	8	516	8	527	8	540	8	591	9
New England	390	6	422	7	480	7	482	7	484	7
West North Central	344	5	349	5	355	5	369	6	374	5
West South Central	329	5	348	5	305	5	297	4	306	4
East South Central	158	2	169	3	181	3	183	3	189	3

Subtotal	6,321	100%	6,485	100%	6,654	100%	6,772	100%	6,986	100%

Allowance for losses	(54)		(57)		(58)		(59)		(62)
Unamortized fees and costs	4		4		4		5		5

Total	$6,271		$6,432		$6,600		$6,718		$6,929

Property Type
Retail	$1,889	30%	$1,912	30%	$1,976	30%	$1,974	29%	$2,015	29%
Industrial	1,736	28	1,753	27	1,745	26	1,788	26	1,861	27
Office	1,647	26	1,757	27	1,822	27	1,850	27	1,897	27
Apartments	708	11	718	11	700	11	725	11	776	11
Mixed use/other	341	5	345	5	411	6	435	7	437	6

Subtotal	6,321	100%	6,485	100%	6,654	100%	6,772	100%	6,986	100%

Allowance for losses	(54)		(57)		(58)		(59)		(62)
Unamortized fees and costs	4		4		4		5		5

Total	$6,271		$6,432		$6,600		$6,718		$6,929

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$57		$58		$59		$62		$70
Provision	—		3		—		7		5
Release	(3)		(4)		(1)		(10)		(13)

Ending balance	$54		$57		$58		$59		$62

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Commercial Mortgage Loans Summary

(amounts in millions)

	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,810	45%	$2,883	44%	$2,851	43%	$2,881	43%	$2,928	42%
$5 million but less than $10 million	1,600	25	1,597	25	1,546	23	1,576	23	1,623	23
$10 million but less than $20 million	1,199	19	1,168	18	1,215	18	1,234	18	1,316	19
$20 million but less than $30 million	305	5	350	5	296	5	299	4	300	4
$30 million and over	407	6	487	8	747	11	786	12	819	12

Subtotal	6,321	100%	6,485	100%	6,655	100%	6,776	100%	6,986	100%

Net premium/discount	—		—		(1)		(4)		—

Total	$6,321		$6,485		$6,654		$6,772		$6,986

Commercial Mortgage Loan Information by Vintage as of September 30, 2011

(loan amounts in millions)

Loan Year	Total Recorded Investment(1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$1,908	816	$2	50%	$13	6	$2
2005	1,397	307	$5	64%	3	1	$3
2006	1,244	274	$5	71%	16	1	$16
2007	1,203	185	$6	71%	—	1	$—
2008	269	56	$5	75%	4	1	$4
2009	—	—	$—	—%	—	—	$—
2010	102	17	$6	63%	—	—	$—
2011	198	35	$6	65%	—	—	$—

Total	$6,321	1,690	$4	63%	$36	10	$4

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of September 30, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$669	$693	$670	$2,032	$689	$658	$646	$626	$2,619
Fixed maturity securities—non-taxable	8	10	11	29	13	14	16	16	59
Commercial mortgage loans	89	92	92	273	93	95	99	104	391
Restricted commercial mortgage loans related to securitization entities	11	9	10	30	9	10	10	10	39
Equity securities	3	10	3	16	3	4	5	2	14
Other invested assets	31	38	30	99	32	23	29	32	116
Limited partnerships	11	17	4	32	11	1	10	(34)	(12)
Restricted other invested assets related to securitization entities	—	—	—	—	—	1	—	1	2
Policy loans	30	30	29	89	29	28	28	27	112
Cash, cash equivalents and short-term investments	12	6	6	24	6	6	4	5	21

Gross investment income before expenses and fees	864	905	855	2,624	885	840	847	789	3,361
Expenses and fees	(22)	(24)	(25)	(71)	(22)	(25)	(24)	(24)	(95)

Net investment income	$842	$881	$830	$2,553	$863	$815	$823	$765	$3,266

Annualized Yields
Fixed maturity securities—taxable	5.0%	5.2%	5.0%	5.0%	5.2%	5.0%	5.0%	4.9%	5.0%
Fixed maturity securities—non-taxable	3.8%	4.1%	4.2%	4.1%	4.2%	4.3%	4.3%	4.3%	4.3%
Commercial mortgage loans	5.6%	5.6%	5.5%	5.6%	5.5%	5.4%	5.5%	5.8%	5.6%
Restricted commercial mortgage loans related to securitization entities	10.1%	7.8%	7.6%	8.5%	7.3%	7.6%	7.3%	7.3%	7.4%
Equity securities	3.4%	11.7%	3.2%	6.1%	4.0%	6.8%	11.8%	6.6%	6.7%
Other invested assets	13.4%	15.8%	11.7%	13.6%	12.1%	13.3%	17.3%	15.0%	14.0%
Limited partnerships(1)	12.6%	19.9%	5.1%	12.6%	12.3%	1.0%	10.6%	-34.0%	-3.4%
Restricted other invested assets related to securitization entities	0.2%	0.2%	0.3%	0.2%	0.3%	0.3%	0.3%	1.0%	0.5%
Policy loans	7.7%	7.9%	8.0%	7.8%	8.0%	7.6%	7.7%	7.7%	7.8%
Cash, cash equivalents and short-term investments	1.4%	0.7%	0.7%	0.9%	0.7%	0.5%	0.3%	0.4%	0.5%

Gross investment income before expenses and fees	5.0%	5.3%	5.0%	5.1%	5.1%	4.8%	4.9%	4.6%	4.9%
Expenses and fees	-0.1%	-0.2%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%

Net investment income	4.9%	5.1%	4.8%	5.0%	5.0%	4.7%	4.8%	4.4%	4.8%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$4	$1	$(3)	$2	$(1)	$3	$4	$(6)	$—
U.S. government, agencies and government-sponsored enterprises	1	—	3	4	—	1	—	(4)	(3)
Foreign corporate	17	(8)	(1)	8	2	3	16	2	23
Foreign government	3	2	—	5	(3)	3	—	(2)	(2)
Tax-exempt	1	(1)	—	—	2	(2)	(3)	4	1
Mortgage-backed securities	(2)	(1)	(2)	(5)	(1)	(7)	(5)	(3)	(16)
Asset-backed securities	—	(1)	—	(1)	(6)	(1)	—	(1)	(8)
Equity securities	—	1	2	3	7	—	1	—	8
Foreign exchange	(1)	1	—	—	—	1	(1)	—	—

Total net realized gains (losses) on available-for-sale securities	23	(6)	(1)	16	—	1	12	(10)	3

Impairments:
Sub-prime residential mortgage-backed securities	(1)	(3)	(6)	(10)	(5)	(3)	(1)	(16)	(25)
Alt-A residential mortgage-backed securities	(2)	(2)	(4)	(8)	(4)	(9)	(13)	(8)	(34)

Total sub-prime and Alt-A residential mortgage-backed securities	(3)	(5)	(10)	(18)	(9)	(12)	(14)	(24)	(59)

Prime residential mortgage-backed securities	(3)	(2)	(3)	(8)	(2)	(4)	(3)	(6)	(15)
Other asset-backed securities	—	—	—	—	—	—	(9)	(10)	(19)
Commercial mortgage-backed securities	(1)	(4)	—	(5)	(1)	(2)	(1)	(1)	(5)
Corporate fixed maturity securities	(27)	—	(9)	(36)	(10)	(6)	—	(3)	(19)
Financial hybrid securities	—	—	—	—	—	—	—	(4)	(4)
Limited partnerships	—	(1)	—	(1)	—	—	(2)	(4)	(6)
Commercial mortgage loans	—	(4)	(1)	(5)	(2)	(1)	(3)	—	(6)

Total impairments	(34)	(16)	(23)	(73)	(24)	(25)	(32)	(52)	(133)

Net unrealized gains (losses) on trading securities	7	9	7	23	(4)	14	(2)	4	12
Derivative instruments	(50)	(10)	(6)	(66)	1	61	(25)	(5)	32
Bank loans	—	—	—	—	(1)	1	4	3	7
Limited partnerships	—	—	—	—	—	(1)	(2)	(1)	(4)
Commercial mortgage loans held-for-sale market valuation allowance	2	1	(1)	2	1	(4)	(13)	(3)	(19)
Contingent purchase price valuation change	(15)	(1)	—	(16)	—	—	—	—	—
Net gains (losses) related to securitization entities	(37)	(3)	6	(34)	2	20	(31)	7	(2)
Other	1	—	—	1	—	—	—	11	11

Net investment gains (losses), net of taxes	(103)	(26)	(18)	(147)	(25)	67	(89)	(46)	(93)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	29	4	3	36	(1)	(12)	13	5	5
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	(1)	—	(1)	(2)	—	(1)	—	(1)	(2)

Net investment gains (losses), net of taxes and other adjustments	$(75)	$(22)	$(16)	$(113)	$(26)	$54	$(76)	$(42)	$(90)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(146)	$(92)	$46	$142	$343
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,424	$12,463	$12,498	$12,494	$12,499
GAAP Basis ROE (1) divided by (2)	-1.2%	-0.7%	0.4%	1.1%	2.7%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$(7)	$(82)	$110	$126	$355
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,424	$12,463	$12,498	$12,494	$12,499
Operating ROE (1) divided by (2)	-0.1%	-0.7%	0.9%	1.0%	2.8%

Quarterly Average ROE	Three months ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$29	$(96)	$82	$(161)	$83
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,388	$12,414	$12,413	$12,444	$12,559
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	0.9%	-3.1%	2.6%	-5.2%	2.6%

Operating ROE
Net operating income (loss) for the period ended(3)	$104	$(74)	$98	$(135)	$29
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,388	$12,414	$12,413	$12,444	$12,559
Annualized Operating Quarterly Basis ROE (3) divided by (4)	3.4%	-2.4%	3.2%	-4.3%	0.9%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Reconciliation of Expense Ratio

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$510	$514	$500	$1,524	$519	$472	$499	$475	$1,965
Total revenues(2)	$2,521	$2,655	$2,568	$7,744	$2,591	$2,667	$2,410	$2,421	$10,089

Expense ratio (1) divided by (2)	20.2%	19.4%	19.5%	19.7%	20.0%	17.7%	20.7%	19.6%	19.5%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$510	$514	$500	$1,524	$519	$472	$499	$475	$1,965
Less lifestyle protection insurance business	137	151	148	436	143	139	157	154	593
Less wealth management business	95	92	92	279	76	73	72	66	287

Adjusted acquisition and operating expenses, net of deferrals(3)	$278	$271	$260	$809	$300	$260	$270	$255	$1,085

Total revenues	$2,521	$2,655	$2,568	$7,744	$2,591	$2,667	$2,410	$2,421	$10,089
Less lifestyle protection insurance business	245	281	270	796	259	258	284	311	1,112
Less wealth management business	115	114	110	339	93	89	89	81	352
Less net investment gains (losses)	(155)	(41)	(30)	(226)	(38)	103	(141)	(72)	(148)

Adjusted total revenues(4)	$2,316	$2,301	$2,218	$6,835	$2,277	$2,217	$2,178	$2,101	$8,773

Adjusted expense ratio (3) divided by (4)	12.0%	11.8%	11.7%	11.8%	13.2%	11.7%	12.4%	12.1%	12.4%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s lifestyle protection insurance and wealth management businesses. The lifestyle protection insurance and wealth management businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Reconciliation of Core Premiums

(amounts in millions)

	2011				2010
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,461	$1,455	$1,437	$4,353	$1,467	$1,447	$1,470	$1,470	$5,854
Less U.S. Life Insurance—fixed annuities premiums	22	20	20	62	45	42	32	36	155
Less impact of changes in foreign exchange rates	54	44	10	108	(7)	(11)	25	68	75

Core premiums	$1,385	$1,391	$1,407	$4,183	$1,429	$1,416	$1,413	$1,366	$5,624

Reported premium percentage change from prior year	1.0%	-1.0%	-2.2%	-0.8%	-3.7%	-3.0%	-2.1%	-2.1%	-2.7%
Core premium percentage change from prior year	-2.2%	-1.6%	3.0%	-0.3%	1.3%	-5.9%	-9.2%	-13.3%	-7.0%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the U.S. Life Insurance—fixed annuities business and the impact of changes in foreign exchange rates. The fixed annuities premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Reconciliation of Core Yield

		2011				2010
	(Assets—amounts in billions)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$76.1	$71.5	$71.8	$76.1	$71.6	$74.8	$71.8	$69.3	$71.6
	Subtract:
	Securities lending	0.2	0.6	0.8	0.2	0.8	0.7	0.7	0.6	0.8
	Unrealized gains (losses)	5.7	1.7	1.2	5.7	1.3	3.8	1.7	(0.9)	1.3
	Derivative counterparty collateral	1.7	0.7	0.7	1.7	0.8	1.6	1.1	0.6	0.8

	Adjusted end of period invested assets	$68.5	$68.5	$69.1	$68.5	$68.7	$68.7	$68.3	$69.0	$68.7

(A)	Average Invested Assets Used in Reported Yield Calculation	$68.5	$68.8	$68.9	$68.7	$68.7	$68.6	$68.7	$68.9	$68.6
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.4	0.5	0.5	0.5	0.5	0.5	0.5	0.6	0.6

(B)	Average Invested Assets Used in Core Yield Calculation	68.1	68.3	68.4	68.3	68.2	68.1	68.2	68.3	68.0
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	8.1	8.3	8.6	8.3	9.1	9.4	9.3	9.3	9.2

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$60.0	$60.0	$59.8	$60.0	$59.1	$58.7	$58.9	$59.0	$58.8

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$842	$881	$830	$2,553	$863	$815	$823	$765	$3,266
	Subtract:
	Bond calls and commercial mortgage loan prepayments	8	16	8	32	13	8	—	7	28
	Reinsurance(2)	21	36	32	89	20	14	21	29	84
	Other non-core items(3)	3	15	2	20	31	6	7	—	44
	Restricted commercial mortgage loans and other invested assets related to securitization entities	8	5	7	20	7	7	7	8	29

(E)	Core Net Investment Income	802	809	781	2,392	792	780	788	721	3,081
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	33	37	34	104	33	34	28	2	97

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$769	$772	$747	$2,288	$759	$746	$760	$719	$2,984

(D) / (A)	Reported Yield	4.92%	5.12%	4.82%	4.95%	5.02%	4.75%	4.79%	4.44%	4.76%
(E) / (B)	Core Yield	4.71%	4.74%	4.57%	4.67%	4.65%	4.58%	4.62%	4.22%	4.52%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	5.13%	5.15%	5.00%	5.09%	5.14%	5.08%	5.16%	4.87%	5.07%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes mark-to-market adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), A.M. Best Company, Inc. (“A.M. Best”) and Fitch Ratings (“Fitch”) as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A2	A	A-
Genworth Life Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life and Annuity Insurance Company	A	A2	A	A-
Genworth Life and Annuity Insurance Company (short-term rating)	A -1	P-1	Not rated	Not rated
Genworth Life Insurance Company of New York	A	A2	A	A-

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BB-	Ba1
Genworth Residential Mortgage Insurance Corporation of NC	BB-	Ba1
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAA	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (“DBRS”).

The S&P, Moody’s, A.M. Best, Fitch and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “A” (Strong), “BBB” (Good) or “BB” (Marginal) have strong, good, or marginal financial security characteristics, respectively. The “AA,” “A”, “BBB” and “BB” ranges are the second-, third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “BB-” ratings are the fourth-, sixth-, seventh-, ninth- and thirteenth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Ba1”, ratings are the fifth-, sixth-, and eleventh-highest, respectively, of Moody’s 21 ratings categories. The short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) and “A-” (Excellent) ratings are assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third- and fourth-highest, respectively, of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 19 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly variable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Georgette Nicholas, 804-662-2248

Georgette.Nicholas@genworth.com